Quarterly Report | August 31, 2017

2017 3rd Quarter Report Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2017 3rd Quarter Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors specializes in essential assets investing, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders		2	TPZ: Fund Focus	16
TYG:	Fund Focus	4	Financial Statements	19
NTG:	Fund Focus	7	Notes to Financial Statements	50
TTP:	Fund Focus	10	Additional Information	65
NDP:	Fund Focus	13

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,450.7
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,420.4
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$278.3
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$257.3
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$209.6

[1]	As of 9/30/2017
[2]	As a percentage of total long-term investments as of 8/31/2017

Tortoise Capital Advisors	1

Tortoise Capital Advisors
Third quarter 2017 report to closed-end fund stockholders

Dear fellow stockholders,

Crude oil prices stabilized throughout the third fiscal quarter ending August 31, 2017 as inventories meaningfully declined through the period. On the supply side, production curtailment compliance among the Organization of Petroleum Exporting Countries (OPEC) was high and U.S. rig counts leveled off near the end of the period. The summer driving season resulted in strong demand for refined products. Nonetheless, the broad energy sector, as measured by the S&P Energy Select Sector® Index, returned -3.0% for the fiscal quarter as sentiment across energy remained poor following doubt about sustained supply and demand balance. Notably, while Hurricane Harvey wreaked havoc on the Houston area at the end of August resulting in community devastation, energy assets proved remarkably durable during the storm, incurring minimal downtime and little physical damage.

Upstream

Upstream oil and gas producers, as represented by the Tortoise North American Oil and Gas Producers IndexSM returned -7.2% for the fiscal quarter. Crude oil prices were relatively stable; however, there were basin-specific headwinds. For example, some Permian producers reported a lower-than-expected crude oil production percentage relative to natural gas production percentage and this surprised investors. We think the change in percentage resulted from an increase in the absolute level of natural gas production and not from a decline in crude oil production, and believe fears of a sharp decline in the crude oil ‘cut’ are unfounded.

We believe that the Permian basin will remain a key, growing oil supply basin. In fact, 50% of the U.S. oil rig count is operating in the Permian basin. The Energy Information Administration forecasts 2018 production to grow by 500,000 barrels per day with the largest contribution of growth coming from the Permian1. Longer term, we believe the Permian will remain the lowest cost oil basin in the U.S. Some parts of the Permian can even produce oil at a lower cost than some OPEC countries, which positions it as one of the low cost suppliers of crude oil to the rest of the world. We expect higher absolute volumes of oil, natural gas and natural gas liquids, driving a need for additional energy infrastructure to gather, process and transport the higher volumes. More broadly, U.S. crude oil production is expected to average 9.3 million barrels per day (MMbbl/d)1 in 2017. The 2018 forecast is for 9.8 MMbbl/d. If reached, it would be a record high1.

As mentioned previously, prices were steadier as inventories declined. Specifically, crude oil prices started the fiscal quarter with West Texas Intermediate (WTI) at $48.36 per barrel, and ended at $47.23 per barrel.

Natural gas prices were relatively flat during the fiscal quarter, opening at $2.93 per million British thermal units (MMBtu) and closing at $2.89. Because of new export capabilities largely through LNG as well as an increase in domestic consumption, we believe the demand outlook is strong. On the supply side, we think increased takeaway capacity coming online over the next year will enable significant production growth, with expected production to average 72.4 billion cubic feet per day in 2017, rising to 78.6 in 20182.

Midstream

Midstream fundamentals remained steady during the third fiscal quarter, supported by strong second quarter earnings reports. More than half of the companies in the Tortoise North American Pipeline IndexSM surpassed expectations. In addition, average EBITDA growth on a year-over-year basis was 21% for midstream companies3. We believe these positive fundamental results were misrepresented in the markets as stock performance lagged.

Pipeline companies returned 1.7% over the fiscal quarter, as measured by the Tortoise North American Pipeline IndexSM. MLPs were worse, returning -3.4% for the fiscal quarter, as represented by the Tortoise MLP Index®. Company-specific issues weighed on MLPs casting doubt on the entire midstream segment. Most notable to the market, Plains All American Pipeline, L.P. (PAA) revised down 2017 and 2018 guidance despite an in-line quarter. In conjunction, Plains announced a reevaluation of its distribution policy to enhance distribution coverage and leverage metrics.

Despite the aforementioned, performance varied among pipeline companies based on the commodities transported. Local gas distribution companies were strong performers during the period as interest rates remained low. Our long-term outlook for the midstream sector remains positive with a projection for capital investments in MLPs, pipeline and related organic projects at approximately $125 billion for 2017 to 2019, driving an expected 5% to 7% distribution growth over the next twelve months.

Downstream

Hurricane Harvey most acutely impacted the refining sector in Houston and Corpus Christi. The expectation was for capacity to potentially remain offline for weeks, yet operational impact on key assets was minimal. As expected, refining margins widened as gasoline prices increased due to production being taken offline.

Even with international and state level rhetoric toward electric vehicles, we don’t expect electric vehicles to materially displace refined product demand in the near future. Even assuming exponential electric vehicle sales growth, the vast majority of automobiles will continue to be powered by the internal combustion engine over the next decade. We do believe renewables will continue to play an increasing role in electricity generation, as solar generation is expected to increase by more than 50% from the end of 2016 to the end of 20181.

(unaudited)

2	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Capital markets

In general, debt markets were more supportive than equity. This trend was seen as MLPs and other pipeline companies raised more than $13 billion, with about two thirds raised through debt offerings. There were no midstream MLP initial public offerings during the fiscal quarter.

Merger and acquisition activity among MLPs and other pipeline companies continued to slow totaling approximately $7 billion, about half of the total activity during the second fiscal quarter. Andeavor Logistics LP had the largest announced transaction of the fiscal quarter, in a deal valued at about $2.4 billion.

Concluding thoughts

The favorable crude oil inventory trend took center stage in the fiscal quarter. We think better supply and demand balance and price stability should lead to improved energy sector investor sentiment. We believe macro improvements, growing U.S. crude oil and natural gas production, and solid midstream fundamentals lead to compelling investment opportunities across the energy value chain. As we celebrate our 15 year anniversary we are appreciative that you have placed your trust in us. Thank you for your continued confidence.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization- weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, September 2017
2	Bentek, June 2017
3	Company filings

(unaudited)

Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2017 were -8.2% and -5.6%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -3.4% for the same period. Despite solid company business fundamentals, pipeline equity performance lagged due to fickle capital markets and isolated, company-specific issues resulting in doubts over distribution growth. During the fiscal quarter the fund acquired an approximately 33 megawatt commercial and industrial (C&I) solar portfolio. We view renewable energy as an increasingly critical component of the energy value chain and we believe that our proactive approach to managing taxes through solar investment tax credits will be accretive to our stockholders.

Third fiscal quarter highlights
Distributions paid per share	$0.6550
Distribution rate (as of 8/31/2017)	9.2%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in February 2004	$29.8075
Market-based total return	(8.2)%
NAV-based total return	(5.6)%
Premium (discount) to NAV (as of 8/31/2017)	8.3%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.
EQT Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Parent’s acquisition of Rice Energy Inc. will potentially generate enhanced growth
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
Spectra Energy Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout

Bottom five contributors	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Equity overhang around VTTI acquisition
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Large weight in declining market
Western Gas Partners, LP	Midstream gathering and processing MLP	Concerns about Colorado drilling and regulatory outlook

(unaudited)

4	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 2.0% as compared to 2nd quarter 2017 due primarily to the impact of increased distribution rates on the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 8.4% during the quarter due to lower asset-based fees. Overall leverage costs increased slightly as compared to 2nd quarter 2017 due primarily to an increase in interest rates during the quarter.

As a result of the changes in income and expenses, DCF increased approximately 4.3% as compared to 2nd quarter 2017. The fund paid a quarterly distribution of $0.655 per share, which was equal to the distribution paid in the prior quarter and 3rd quarter 2016. The fund has paid cumulative distributions to stockholders of $29.8075 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 3rd quarter 2017 (in thousands):

	YTD 2017	3rd Qtr 2017
Net Investment Loss,
before Income Taxes	$(42,426)	$(6,339)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	139,512	39,105
Net premiums on options written	892	414
Amortization of debt issuance costs	350	118
Interest rate swap expenses	(567)	(180)
DCF	$97,761	$33,118

Leverage

The fund’s leverage utilization was relatively unchanged during 3rd quarter 2017 and represented 28.4% of total assets at August 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 78% of the leverage cost was fixed, the weighted-average maturity was 4.5 years and the weighted-average annual rate on leverage was 3.49%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed. Subsequent to quarter end, the fund issued $25 million Senior Notes with a fixed interest rate of 3.33%. The notes were issued to replace $25 million of maturing Senior Notes with a fixed interest rate of 2.75%.

Income taxes

During 3rd quarter 2017, the fund’s deferred tax liability decreased by $76.4 million to $405.4 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized gains of $35.4 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016		2017
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$45,694	$44,714	$46,007	$44,556	$45,456
Premiums on options written	—	—	—	478	415
Total from investments	45,694	44,714	46,007	45,034	45,871
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	6,215	6,067	6,380	6,533	5,950
Other operating expenses	459	229	437	443	441
	6,674	6,296	6,817	6,976	6,391
Distributable cash flow before leverage costs and current taxes	39,020	38,418	39,190	38,058	39,480
Leverage costs(2)	6,433	6,467	6,286	6,319	6,362
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$32,587	$31,951	$32,904	$31,739	$33,118

As a percent of average total assets(5)
Total from investments	6.85%	6.90%	6.83%	6.49%	7.13%
Operating expenses before leverage costs and current taxes	1.00%	0.97%	1.01%	1.01%	0.99%
Distributable cash flow before leverage costs and current taxes	5.85%	5.93%	5.82%	5.48%	6.14%
As a percent of average net assets(5)
Total from investments	12.45%	12.58%	12.32%	11.88%	13.48%
Operating expenses before leverage costs and current taxes	1.82%	1.77%	1.83%	1.84%	1.88%
Leverage costs and current taxes	1.75%	1.82%	1.68%	1.67%	1.87%
Distributable cash flow	8.88%	8.99%	8.81%	8.37%	9.73%

Selected Financial Information
Distributions paid on common stock	$31,961	$32,045	$32,082	$32,115	$32,299
Distributions paid on common stock per share	0.6550	0.6550	0.6550	0.6550	0.6550
Distribution coverage percentage for period(6)	102.0%	99.7%	102.6%	98.8%	102.5%
Net realized gain, net of income taxes, for the period	13,034	15,215	71,641	7,226	35,440
Total assets, end of period(7)	2,628,678	2,593,722	2,842,641	2,596,302	2,467,104
Average total assets during period(7)(8)	2,654,126	2,607,027	2,733,122	2,751,522	2,552,438
Leverage(9)	720,200	716,800	701,900	700,700	700,000
Leverage as a percent of total assets	27.4%	27.6%	24.7%	27.0%	28.4%
Net unrealized depreciation, end of period	(204,786)	(217,646)	(109,826)	(223,262)	(330,549)
Net assets, end of period	1,443,397	1,412,274	1,556,125	1,400,652	1,296,782
Average net assets during period(10)	1,460,638	1,429,146	1,513,999	1,504,136	1,349,973
Net asset value per common share	29.54	28.83	31.74	28.53	26.30
Market value per share	30.48	30.63	34.63	31.76	28.47
Shares outstanding (000’s)	48,859	48,980	49,031	49,093	49,311

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the net premiums on options written, the premium on redemptions of senior notes and MRP stock and amortization of debt issuance costs; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Tortoise
MLP Fund, Inc. (NTG)

Fund description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2017 were -4.5% and -5.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -3.4% for the same period. Despite solid company business fundamentals, pipeline equity performance lagged due to fickle capital markets and isolated, company-specific issues resulting in doubts over distribution growth.

Third fiscal quarter highlights
Distributions paid per share	$0.4225
Distribution rate (as of 8/31/2017)	9.5%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2010	$11.6575
Market-based total return	(4.5)%
NAV-based total return	(5.0)%
Premium (discount) to NAV (as of 8/31/2017)	1.5%

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Acquisition by parent company ONEOK, Inc.
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
EQT Midstream Partners, LP	Midstream natural gas/natural gas liquids pipeline MLP	Parent’s acquisition of Rice Energy Inc. will potentially generate enhanced growth
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
Williams Partners L.P.	Midstream gathering and processing MLP	Increased natural gas volume growth

Bottom five contributors	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
Buckeye Partners, L.P.	Midstream refined product pipeline MLP	Equity overhang around VTTI acquisition
Western Gas Partners, LP	Midstream gathering and processing MLP	Concerns about Colorado drilling and regulatory outlook
Genesis Energy L.P.	Midstream crude oil pipeline MLP	Lower distribution growth rate

(unaudited)

Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments increased approximately 1.5% as compared to 2nd quarter 2017 due primarily to the impact of increased distribution rates on the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 8.3% during the quarter due to lower asset-based fees. Leverage costs increased approximately 0.5% as compared to 2nd quarter 2017 due primarily to an increase in interest rates during the quarter.

As a result of the changes in income and expenses, DCF increased approximately 3.5% as compared to 2nd quarter 2017. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and 3rd quarter 2016. The fund has paid cumulative distributions to stockholders of $11.6575 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. Net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Income (Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for 3rd quarter 2017 (in thousands):

	YTD 2017	3rd Qtr 2017
Net Investment Loss,
before Income Taxes	$(22,450)	$(5,422)
Adjustments to reconcile to DCF:
Distributions characterized
as return of capital	79,526	24,463
Net Premiums on options written	539	242
Amortization of debt issuance costs	277	93
DCF	$57,892	$19,376

Leverage

The fund’s leverage utilization decreased by $3.4 million during 3rd quarter 2017 and represented 30.6% of total assets at August 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 77% of the leverage cost was fixed, the weighted-average maturity was 2.3 years and the weighted-average annual rate on leverage was 3.73%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 3rd quarter 2017, the fund’s deferred tax liability decreased by $23.2 million to $151.0 million, primarily as a result of the decrease in value of its investment portfolio. The fund had net realized gains of $13.3 million during the quarter. As of November 30, 2016, the fund had net operating losses of $63 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)

8	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016		2017
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments	$27,901	$27,640	$27,925	$26,705	$27,094
Premiums on options written	—	—	—	297	242
Total from investments	27,901	27,640	27,925	27,002	27,336
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	3,654	3,584	3,752	3,828	3,490
Other operating expenses	336	336	324	332	324
	3,990	3,920	4,076	4,160	3,814
Distributable cash flow before leverage costs and current taxes	23,911	23,720	23,849	22,842	23,522
Leverage costs(2)	3,960	4,013	4,051	4,124	4,146
Current income tax expense(3)	—	—	—	—	—
Distributable Cash Flow(4)	$19,951	$19,707	$19,798	$18,718	$19,376

As a percent of average total assets(5)
Total from investments	7.28%	7.29%	7.09%	6.69%	7.30%
Operating expenses before leverage costs and current taxes	1.04%	1.03%	1.04%	1.03%	1.02%
Distributable cash flow before leverage costs and current taxes	6.24%	6.26%	6.05%	5.66%	6.28%
As a percent of average net assets(5)
Total from investments	11.90%	12.17%	11.79%	11.27%	12.67%
Operating expenses before leverage costs and current taxes	1.70%	1.73%	1.72%	1.74%	1.77%
Leverage costs and current taxes	1.69%	1.77%	1.71%	1.72%	1.92%
Distributable cash flow	8.51%	8.67%	8.36%	7.81%	8.98%

Selected Financial Information
Distributions paid on common stock	$19,858	$19,891	$19,892	$19,891	$19,962
Distributions paid on common stock per share	0.4225	0.4225	0.4225	0.4225	0.4225
Distribution coverage percentage for period(6)	100.5%	99.1%	99.5%	94.1%	97.1%
Net realized gain, net of income taxes, for the period	27,199	14,157	14,896	2,126	13,289
Total assets, end of period(7)	1,528,949	1,514,354	1,657,717	1,509,815	1,437,520
Average total assets during period(7)(8)	1,524,786	1,524,805	1,596,610	1,601,462	1,486,578
Leverage(9)	443,300	440,800	439,700	442,700	439,300
Leverage as a percent of total assets	29.0%	29.1%	26.5%	29.3%	30.6%
Net unrealized appreciation, end of period	112,273	107,907	193,975	123,020	69,547
Net assets, end of period	919,721	904,866	981,071	886,964	823,888
Average net assets during period(10)	932,440	913,726	960,910	950,384	855,842
Net asset value per common share	19.53	19.22	20.84	18.81	17.44
Market value per common share	19.68	18.90	20.49	18.99	17.70
Shares outstanding (000’s)	47,081	47,081	47,081	47,161	47,247

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the new premiums on options written, the premium on redemption of senior notes and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the credit facility.
(10)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2017 were -5.7% and -3.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned 1.7% for the same period. Despite solid company business fundamentals, pipeline equity performance lagged due to fickle capital markets and isolated, company-specific issues resulting in doubts over distribution growth.

Third fiscal quarter highlights
Distributions paid per share	$0.4075
Distribution rate (as of 8/31/2017)	8.8%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in October 2011	$9.6900
Market-based total return	(5.7)%
NAV-based total return	(3.0)%
Premium (discount) to NAV (as of 8/31/2017)	(7.5)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In an attempt to generate the same monthly income, the out-of-the-money percentage was generally flat year-over-year as volatility was similar. The notional amount of the fund’s covered calls averaged approximately 9.2% of total assets, and their out-of-the-money percentage at the time written averaged approximately 5.7% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Regulated pipeline business with visibility to dividend growth
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Enbridge Inc.	Midstream crude oil pipeline company	Diversified business model generated steady cash flows
Tallgrass Energy GP, LP	Midstream natural gas/natural gas liquids pipeline MLP	Continued strong distribution growth with visibility to continue dropdowns to its LP
The Williams Companies, Inc.	Midstream gathering and processing company	Visibility to stronger balance sheet post divestitures along with increased natural gas volume growth

Bottom five contributors	Company type	Performance driver
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
SemGroup Corporation	Midstream crude oil pipeline company	Acquisition of Houston Fuel Oil Terminal resulted in equity overhang
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Strategic review with lower distribution viewed unfavorably
Pioneer Natural Resources Company	Upstream liquids producer	Concern about oil production percentage relative to natural gas production percentage from the Permian basin

(unaudited)

10	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments was relatively unchanged as compared to 2nd quarter 2017. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 6.7% during the quarter due to lower asset-based fees. Leverage costs increased approximately 2.7% as compared to 2nd quarter 2017 due mainly to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased by 1.3% as compared to 2nd quarter 2017. In addition, the fund had net realized gains on investments of $0.6 million during 3rd quarter 2017.

The fund paid a quarterly distribution of $0.4075 per share, which was unchanged over the prior quarter and 3rd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $9.69 per share since its inception in October 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 3rd quarter 2017 (in thousands):

	YTD 2017	3rd Qtr 2017
Net Investment Loss	$(491)	$(49)
Adjustments to reconcile to DCF:
Net premiums on options written	3,536	1,126
Distributions characterized
as return of capital	7,065	2,334
Dividends paid in stock	865	242
Amortization of debt issuance costs	43	15
DCF	$11,018	$3,668

Leverage

The fund’s leverage utilization increased slightly during 3rd quarter 2017 and represented 24.7% of total assets at August 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, approximately 65% of the leverage cost was fixed, the weighted-average maturity was 2.4 years and the weighted-average annual rate on leverage was 3.41%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016		2017
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$3,855	$3,606	$3,594	$3,778	$3,780
Dividends paid in stock	433	444	385	238	242
Net premiums on options written	1,219	1,284	1,275	1,135	1,126
Total from investments	5,507	5,334	5,254	5,151	5,148
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	742	768	824	822	756
Other operating expenses	144	142	150	145	146
	886	910	974	967	902
Distributable cash flow before leverage costs	4,621	4,424	4,280	4,184	4,246
Leverage costs(2)	536	544	551	563	578
Distributable Cash Flow(3)	$4,085	$3,880	$3,729	$3,621	$3,668

Net realized gain (loss) on investments and foreign currency
translation, for the period	$1,927	$25,178	$2,316	$(357)	$643
As a percent of average total assets(4)
Total from investments	7.83%	7.25%	6.94%	6.89%	7.35%
Operating expenses before leverage costs	1.26%	1.24%	1.29%	1.29%	1.29%
Distributable cash flow before leverage costs	6.57%	6.01%	5.65%	5.60%	6.06%
As a percent of average net assets(4)
Total from investments	10.10%	9.38%	8.77%	8.88%	9.93%
Operating expenses before leverage costs	1.63%	1.60%	1.63%	1.67%	1.74%
Leverage costs	0.98%	0.96%	0.92%	0.97%	1.11%
Distributable cash flow	7.49%	6.82%	6.22%	6.24%	7.08%

Selected Financial Information
Distributions paid on common stock	$4,082	$4,082	$4,082	$4,081	$4,082
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period(5)	286,224	303,989	303,685	278,733	274,878
Average total assets during period(5)(6)	279,684	295,803	307,063	296,418	278,007
Leverage(7)	65,000	66,600	66,700	67,400	68,000
Leverage as a percent of total assets	22.7%	21.9%	22.0%	24.2%	24.7%
Net unrealized appreciation (depreciation), end of period	11,363	6,052	8,983	(13,246)	(21,276)
Net assets, end of period	218,368	234,539	235,779	210,076	199,503
Average net assets during period(8)	216,881	228,681	242,897	230,203	205,675
Net asset value per common share	21.80	23.42	23.54	20.97	19.92
Market value per common share	19.69	21.55	21.45	19.97	18.43
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, the premium on redemption of senior notes and amortization of debt issuance costs.
(4)	Annualized.
(5)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2017 were -9.4% and -10.3%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -7.2% for the same period. Although both negative, natural gas producers performed better than liquids producers. Liquids producers in the Permian retreated the most during the period. The fund’s negative performance was somewhat mitigated by its exposure to midstream companies that it holds to execute its covered call strategy.

Third fiscal quarter highlights
Distributions paid per share	$0.4375
Distribution rate (as of 8/31/2017)	13.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distributions paid per share to stockholders
since inception in July 2012	$8.7500
Market-based total return	(9.4)%
NAV-based total return	(10.3)%
Premium (discount) to NAV (as of 8/31/2017)	7.0%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the quarter. The notional amount of the fund’s covered calls averaged approximately 65.3% of total assets and their out-of-the-money percentage at the time written averaged approximately 8.3% during the fiscal quarter.

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
Cabot Oil & Gas Corporation	Upstream liquids producer	Growing natural gas production and declining basis differentials in the Northeast
Rice Energy Inc.	Upstream natural gas producer	Announced acquisition by EQT Corporation
EQT Corporation	Upstream natural gas producer	Growing natural gas production and declining basis differentials in the Northeast
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring
Centennial Resource Development, Inc.	Upstream oil and gas producer	Reported better than expected 2Q earnings and increased 2017 production growth outlook

Bottom five contributors	Company type	Performance driver
Pioneer Natural Resources Company	Upstream liquids producer	Concern about oil production percentage relative to natural gas production percentage from the Permian basin
Carrizo Oil & Gas, Inc.	Upstream oil and natural gas producer	Equity overhang due to high leverage and perceived need for acquisition
Range Resources Corporation	Upstream natural gas producer	Lower than expected results in Terryville natural gas asset
Concho Resources Inc.	Upstream liquids producer	Concern about oil production percentage relative to natural gas production percentage from the Permian basin
Newfield Exploration Company	Upstream natural gas producer	Concerns related to financing operating cash flow outspend

(unaudited)

Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 4.8% as compared to 2nd quarter 2017, primarily due to higher net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 11.8% during the quarter due to lower asset-based fees. Total leverage costs increased approximately 13.0% as compared to 2nd quarter 2017, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased by approximately 7.1% as compared to 2nd quarter 2017. In addition, the fund had net realized losses on investments of $2.3 million during 3rd quarter 2017.

The fund maintained its quarterly distribution of $0.4375 per share during 3rd quarter 2017, which was equal to the distribution paid in the prior quarter and 3rd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund has paid cumulative distributions to stockholders of $8.75 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 3rd quarter 2017 (in thousands):

	YTD 2017	3rd Qtr 2017
Net Investment Loss	$(2,182)	$(723)
Adjustments to reconcile to DCF:
Net premiums on options written	16,928	5,754
Distributions characterized
as return of capital	3,143	1,106
Dividends paid in stock	561	132
DCF	$18,450	$6,269

Leverage

The fund’s leverage utilization increased slightly as compared to 2nd quarter 2017. The fund utilizes all floating rate leverage that had an interest rate of 2.03% and represented 27.1% of total assets at quarter-end. The fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

14	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016		2017
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$1,457	$1,363	$1,494	$1,516	$1,526
Dividends paid in stock	285	293	299	129	132
Net premiums on options written	5,863	5,645	5,749	5,425	5,754
Total from investments	7,605	7,301	7,542	7,070	7,412
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	737	749	820	791	686
Other operating expenses	174	151	144	140	135
	911	900	964	931	821
Distributable cash flow before leverage costs	6,694	6,401	6,578	6,139	6,591
Leverage costs(2)	199	212	251	285	322
Distributable Cash Flow(3)	$6,495	$6,189	$6,327	$5,854	$6,269

Net realized gain (loss) on investments and foreign currency
translation, for the period	$(690)	$4,490	$5,898	$(6,084)	$(2,332)
As a percent of average total assets(4)
Total from investments	10.29%	9.58%	9.86%	9.70%	11.55%
Operating expenses before leverage costs	1.23%	1.18%	1.26%	1.28%	1.28%
Distributable cash flow before leverage costs	9.06%	8.40%	8.60%	8.42%	10.27%
As a percent of average net assets(4)
Total from investments	13.00%	12.31%	12.36%	12.60%	15.93%
Operating expenses before leverage costs	1.56%	1.52%	1.58%	1.66%	1.76%
Leverage costs	0.34%	0.36%	0.41%	0.51%	0.69%
Distributable cash flow	11.10%	10.43%	10.37%	10.43%	13.48%

Selected Financial Information
Distributions paid on common stock	$6,350	$6,351	$6,351	$6,360	$6,380
Distributions paid on common stock per share	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	301,460	319,343	297,341	264,083	238,932
Average total assets during period(5)	294,100	306,669	310,231	289,030	254,645
Leverage(6)	64,000	63,800	65,100	64,600	64,700
Leverage as a percent of total assets	21.2%	20.0%	21.9%	24.5%	27.1%
Net unrealized appreciation (depreciation), end of period	(7,816)	1,717	(16,339)	(40,654)	(63,116)
Net assets, end of period	235,472	246,088	230,201	198,379	171,942
Average net assets during period(7)	232,775	238,453	247,529	222,615	184,587
Net asset value per common share	16.22	16.95	15.84	13.63	11.79
Market value per common share	15.61	15.85	16.33	14.43	12.61
Shares outstanding (000’s)	14,516	14,516	14,537	14,559	14,584

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions and the value of paid-in-kind distributions.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal quarter ending August 31, 2017 were -5.2% and -1.8%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -0.4% for the same period. Despite solid company business fundamentals, pipeline equity performance lagged due to fickle capital markets and isolated, company-specific issues resulting in doubts over distribution growth. Performance was helped by the fund’s focus on power and utilities which had positive performance for the fiscal quarter due to low interest rates. Negative performance was further mitigated by the fund’s energy fixed income holdings as they outperformed energy equities throughout the fiscal quarter.

Third fiscal quarter highlights
Monthly distributions paid per share	$0.1250
Distribution rate (as of 8/31/2017)	7.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2009	$13.400
Market-based total return	(5.2)%
NAV-based total return	(1.8)%
Premium (discount) to NAV (as of 8/31/2017)	(9.2)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy. Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved outlook for ethane recoveries and higher natural gas liquids (NGL) prices
Enbridge Inc.	Midstream crude oil pipeline company	Diversified business model generated steady cash flows
Tallgrass Energy GP, LP	Midstream natural gas/natural gas liquids pipeline MLP	Continued strong distribution growth with visibility to continue dropdowns to its LP
NRG Energy Inc. (fixed income)	Downstream power/utility (YieldCo)	Strategic review likely to benefit debt holders
MPLX LP	Midstream gathering and processing MLP	Greater strategic clarity on dropdowns and incentive distribution rights restructuring

Bottom five contributors	Company type	Performance driver
Plains GP Holdings, L.P.	Midstream crude oil pipeline company	Reduced distribution on weaker supply & logistics outlook
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concerns about equity funding for project backlog
Enbridge Energy Management, L.L.C.	Midstream crude oil pipeline company	Strategic review with lower distribution viewed unfavorably
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced distribution on weaker supply & logistics outlook
Rice Midstream Partners LP	Midstream gathering and processing MLP	Acquisition of parent company by EQT Corporation will likely result in lower growth

(unaudited)

16	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 1.0% as compared to 2nd quarter 2017 mainly due to increased distribution rates on the fund’s investments. Operating expenses, consisting primarily of fund advisory fees, decreased approximately 3.7% during the quarter due to lower asset-based fees. Total leverage costs increased approximately 8.6% as compared to 2nd quarter 2017, primarily due to an increase in interest rates during the quarter. As a result of the changes in income and expenses, DCF increased approximately 1.5% as compared to 2nd quarter 2017. In addition, the fund had net realized losses on investments of $0.3 million during 3rd quarter 2017.

The fund paid monthly distributions of $0.125 per share during 3rd quarter 2017, which was unchanged over the prior quarter and 3rd quarter 2016. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last calendar quarter of the year if necessary to meet minimum annual distribution requirements and to avoid being subject to excise taxes. The fund’s Board of Directors has declared monthly distributions of $0.125 per share to be paid during 4th quarter 2017. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $13.40 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income (Loss)” on the Statement of Operations is adjusted as follows to reconcile to DCF for 3rd quarter 2017 (in thousands):

	YTD 2017	3rd Qtr 2017
Net Investment Income	$3,082	$1,095
Adjustments to reconcile to DCF:
Dividends paid in stock	592	166
Distributions characterized
as return of capital	3,803	1,199
Interest rate swap expenses	(113)	(27)
Change in amortization methodology	18	5
DCF	$7,382	$2,438

Leverage

The fund’s leverage utilization was relatively unchanged as compared to 2nd quarter 2017 and represented 24.0% of total assets at August 31, 2017. The fund has maintained compliance with its applicable coverage ratios. At quarter-end, including the impact of interest rate swaps, approximately 29% of the leverage cost was fixed, the weighted-average maturity was 0.9 years and the weighted-average annual rate on leverage was 2.16%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed. During the quarter, interest rate swaps with a notional value of $6 million matured. During the period that the swaps were outstanding, the fund paid a fixed interest rate of 1.89% and received a floating interest rate equal to the 3-month U.S. Dollar LIBOR.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2016		2017
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Interest earned on corporate bonds	$1,605	$1,537	$1,519	$1,508	$1,480
Distributions and dividends from investments,
net of foreign taxes withheld	1,738	1,620	1,650	1,657	1,715
Dividends paid in stock	251	258	264	162	166
Total from investments	3,594	3,415	3,433	3,327	3,361
Operating Expenses Before Leverage Costs
Advisory fees	499	503	518	525	501
Other operating expenses	153	140	133	130	130
	652	643	651	655	631
Distributable cash flow before leverage costs	2,942	2,772	2,782	2,672	2,730
Leverage costs(2)	230	221	241	269	292
Distributable Cash Flow(3)	$2,712	$2,551	$2,541	$2,403	$2,438

Net realized gain (loss) on investments and foreign currency
translation, for the period	$3,840	$8,066	$3,005	$5,008	$(347)
As a percent of average total assets(4)
Total from investments	6.82%	6.39%	6.30%	5.99%	6.31%
Operating expenses before leverage costs	1.24%	1.20%	1.20%	1.18%	1.18%
Distributable cash flow before leverage costs	5.58%	5.19%	5.10%	4.81%	5.13%
As a percent of average net assets(4)
Total from investments	9.02%	8.37%	8.13%	7.84%	8.45%
Operating expenses before leverage costs	1.64%	1.58%	1.54%	1.54%	1.59%
Leverage costs	0.58%	0.54%	0.57%	0.63%	0.73%
Distributable cash flow	6.80%	6.25%	6.02%	5.67%	6.13%

Selected Financial Information
Distributions paid on common stock	$2,607	$2,607	$2,607	$2,607	$2,606
Distributions paid on common stock per share	0.3750	0.3750	0.3750	0.3750	0.3750
Total assets, end of period	213,243	217,415	223,313	213,441	213,992
Average total assets during period(5)	209,610	215,113	220,830	220,356	211,408
Leverage(6)	50,700	50,600	51,100	51,300	51,400
Leverage as a percent of total assets	23.8%	23.3%	22.9%	24.0%	24.0%
Net unrealized appreciation, end of period	32,831	30,817	34,896	21,461	17,555
Net assets, end of period	161,615	166,073	171,566	161,413	155,739
Average net assets during period(7)	158,507	164,170	171,188	168,319	157,849
Net asset value per common share	23.25	23.89	24.68	23.22	22.40
Market value per common share	21.57	21.43	22.56	21.84	20.33
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

TYG Schedule of Investments (unaudited)
August 31, 2017

	Shares	Fair Value
Master Limited Partnerships — 177.2%(1)
Crude Oil Pipelines — 32.3%(1)
United States — 32.3%(1)
Andeavor Logistics LP	2,697,314	$134,191,371
Enbridge Energy Partners, L.P.	4,778,228	72,772,413
Genesis Energy L.P.	2,514,842	67,146,281
Plains All American Pipeline, L.P.	5,284,633	114,465,150
Shell Midstream Partners, L.P.	1,113,567	30,812,399
		419,387,614
Natural Gas/Natural Gas Liquids Pipelines — 56.4%(1)
United States — 56.4%(1)
Dominion Energy Midstream
Partners, LP	1,452,776	41,622,032
Energy Transfer Partners, L.P.(2)	11,786,063	224,053,058
Enterprise Products Partners L.P.	7,395,953	192,812,495
EQT Midstream Partners, LP	1,628,242	124,348,842
Spectra Energy Partners, LP	1,522,280	67,482,672
Tallgrass Energy Partners, LP	1,701,776	80,442,952
		730,762,051
Natural Gas Gathering/Processing — 46.7%(1)
United States — 46.7%(1)
Antero Midstream Partners LP	1,660,647	56,080,049
DCP Midstream, LP	1,817,807	58,369,783
EnLink Midstream Partners, LP	4,587,525	74,455,531
MPLX LP	3,173,073	108,899,865
Noble Midstream Partners LP	418,670	20,167,334
Rice Midstream Partners LP	3,085,403	64,022,112
Western Gas Partners, LP	2,849,396	145,547,148
Williams Partners L.P.	1,966,643	77,485,734
		605,027,556
Refined Product Pipelines — 41.8%(1)
United States — 41.8%(1)
Buckeye Partners, L.P.	2,647,499	151,410,468
Holly Energy Partners, L.P.	1,838,870	60,020,717
Magellan Midstream Partners, L.P.	2,839,689	191,366,642
NuStar Energy L.P.	1,365,641	55,294,804
Phillips 66 Partners LP	946,859	45,240,923
Valero Energy Partners LP	888,135	38,678,279
		542,011,833
Total Master Limited Partnerships
(Cost $1,948,170,463)		2,297,189,054

Common Stock — 6.7%(1)
Natural Gas/Natural Gas Liquids Pipelines — 6.7%(1)
United States — 6.7%(1)
ONEOK, Inc.
(Cost $83,118,316)	1,593,526	86,305,368

Preferred Stock — 2.9%(1)
Natural Gas Gathering/Processing — 1.8%(1)
United States — 1.8%(1)
Targa Resources Corp., 9.500%(3)(4)	21,758	23,674,990
Oil and Gas Production — 1.1%(1)
United States — 1.1%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	392,800	14,533,600
Total Preferred Stock
(Cost $35,755,731)		38,208,590

Private Investment — 1.0%(1)
Renewables — 1.0%(1)
United States — 1.0%(1)
Tortoise HoldCo II, LLC(3)(4)
(Cost $12,928,743)	N/A	12,928,743

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.93%(5) (Cost $290,384)	290,384	290,384
Total Investments — 187.8%(1)
(Cost $2,080,263,637)		2,434,922,139
Interest Rate Swap Contracts — (0.0)%(1)
$15,000,000 notional — net unrealized depreciation(6)		(357,703)
Other Assets and Liabilities — (2.5)%(1)		(32,369,219)
Deferred Tax Liability — (31.3)%(1)		(405,413,519)
Credit Facility Borrowings — (9.5)%(1)		(122,500,000)
Senior Notes — (31.8)%(1)		(412,500,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (12.7)%(1)		(165,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,296,781,698

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $357,703.
(3)	Restricted securities have a total fair value of $36,603,733, which represents 2.8% of net assets. See Note 6 to the financial statements for further disclosure.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(5)	Rate indicated is the current yield as of August 31, 2017.
(6)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments (unaudited)
August 31, 2017

	Shares	Fair Value
Master Limited Partnerships — 162.7%(1)
Crude Oil Pipelines — 29.5%(1)
United States — 29.5%(1)
Andeavor Logistics LP	1,450,409	$72,157,848
Enbridge Energy Partners, L.P.	2,771,842	42,215,154
Genesis Energy L.P.	1,442,424	38,512,721
Plains All American Pipeline, L.P.	3,387,097	73,364,521
Shell Midstream Partners, L.P.	600,405	16,613,206
		242,863,450
Natural Gas/Natural Gas Liquids Pipelines — 55.2%(1)
United States — 55.2%(1)
Dominion Energy Midstream
Partners, LP	1,202,231	34,443,918
Energy Transfer Partners, L.P.	7,068,994	134,381,576
Enterprise Products Partners L.P.	4,800,215	125,141,605
EQT Midstream Partners, LP	911,273	69,593,919
Spectra Energy Partners, LP	834,847	37,008,768
Tallgrass Energy Partners, LP	1,135,235	53,662,559
		454,232,345
Natural Gas Gathering/Processing — 49.5%(1)
United States — 49.5%(1)
Antero Midstream Partners LP	725,846	24,511,819
DCP Midstream, LP	1,641,517	52,709,111
EnLink Midstream Partners, LP	3,383,588	54,915,633
MPLX LP	1,978,380	67,898,002
Noble Midstream Partners LP	245,420	11,821,881
Rice Midstream Partners LP	1,869,108	38,783,991
Western Gas Partners, LP	1,671,813	85,396,208
Williams Partners L.P.	1,828,781	72,053,971
		408,090,616
Refined Product Pipelines — 28.5%(1)
United States — 28.5%(1)
Buckeye Partners, L.P.	1,544,576	88,334,301
Holly Energy Partners, L.P.	1,010,104	32,969,795
Magellan Midstream Partners, L.P.	869,301	58,582,194
Nustar Energy L.P.	793,760	32,139,342
Phillips 66 Partners LP	310,784	14,849,260
Valero Energy Partners LP	187,891	8,182,653
		235,057,545
Total Master Limited Partnerships
(Cost $1,234,258,640)		1,340,243,956

Common Stock — 7.2%(1)
Natural Gas/Natural Gas Liquids Pipelines — 7.2%(1)
United States — 7.2%(1)
ONEOK, Inc.
(Cost $56,872,760)	1,090,352	59,053,464

Preferred Stock — 2.5%(1)
Natural Gas Gathering/Processing — 1.6%(1)
United States — 1.6%(1)
Targa Resources Corp., 9.500%(2)(3)	12,252	13,331,464
Oil and Gas Production — 0.9%(1)
United States — 0.9%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	199,500	7,381,500
Total Preferred Stock
(Cost $19,223,537)		20,712,964

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.93%(4) (Cost $138,513)	138,513	138,513
Total Investments — 172.4%(1)
(Cost $1,310,493,450)		1,420,148,897
Other Assets and Liabilities — (0.7)%(1)		(5,932,493)
Deferred Tax Liability — (18.3)%(1)		(151,028,686)
Credit Facility Borrowings — (5.5)%(1)		(45,300,000)
Senior Notes — (34.5)%(1)		(284,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (13.4)%(1)		(110,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$823,887,718

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $13,331,464, which represents 1.6% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(4)	Rate indicated is the current yield as of August 31, 2017.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

TTP Schedule of Investments (unaudited)
August 31, 2017

	Shares	Fair Value
Common Stock — 92.0%(1)
Crude Oil Pipelines — 35.0%(1)
Canada — 21.2%(1)
Gibson Energy Inc	85,269	$1,192,230
Enbridge Inc.	613,931	24,551,101
Inter Pipeline Ltd.	502,133	9,196,222
Pembina Pipeline Corporation	226,342	7,295,508
United States — 13.8%(1)
Plains GP Holdings, L.P.	913,432	20,533,951
SemGroup Corporation	273,746	7,035,272
		69,804,284
Natural Gas Gathering/Processing — 15.4%(1)
United States — 15.4%(1)
EnLink Midstream, LLC	530,288	9,041,410
Targa Resources Corp.	263,924	11,763,093
The Williams Companies, Inc.	333,567	9,916,947
		30,721,450
Natural Gas/Natural Gas Liquids Pipelines — 25.1%(1)
Canada — 12.0%(1)
Keyera Corp.	58,564	1,699,587
TransCanada Corporation	439,087	22,305,620
United States — 13.1%(1)
ONEOK, Inc.	335,302	18,159,956
Tallgrass Energy GP, LP	297,750	8,003,520
		50,168,683
Oil and Gas Production — 11.5%(1)
United States — 11.5%(1)
Anadarko Petroleum Corporation(2)	9,400	384,742
Antero Resources Corporation(2)(3)	35,700	702,933
Cabot Oil & Gas Corporation(2)	112,800	2,882,040
Carrizo Oil & Gas, Inc.(2)(3)	36,600	491,904
Cimarex Energy Co.(2)	16,100	1,605,009
Concho Resources Inc.(2)(3)	24,400	2,707,668
Continental Resources, Inc.(2)(3)	24,300	824,256
Diamondback Energy, Inc.(2)(3)	9,700	880,663
EOG Resources, Inc.(2)	52,300	4,444,977
EQT Corporation(2)	8,000	498,720
Gulfport Energy Corporation(2)(3)	30,200	378,406
Hess Corporation(2)	7,400	287,860
Laredo Petroleum, Inc.(2)(3)	50,800	630,936
Newfield Exploration Company(2)(3)	27,200	710,736
Noble Energy, Inc.(2)	36,300	862,851
Occidental Petroleum Corporation(2)	7,200	429,840
PDC Energy, Inc.(2)(3)	6,246	245,655
Pioneer Natural Resources Company(2)	21,100	2,735,615
Range Resources Corporation(2)	31,800	552,048
RSP Permian, Inc.(2)(3)	23,100	724,878
		22,981,737
Refined Product Pipelines — 5.0%(1)
United States — 5.0%(1)
VTTI Energy Partners LP	509,553	9,885,328
Total Common Stock
(Cost $201,861,611)		183,561,482

Master Limited Partnerships
and Related Companies — 37.8%(1)
Crude Oil Pipelines — 8.1%(1)
United States — 8.1%(1)
Andeavor Logistics LP	36,548	1,818,263
Enbridge Energy Management, L.L.C.(4)	777,698	11,206,630
Genesis Energy L.P.	76,499	2,042,523
Plains All American Pipeline, L.P.	6,525	141,332
Shell Midstream Partners, L.P.	34,724	960,813
		16,169,561
Natural Gas/Natural Gas Liquids Pipelines — 10.5%(1)
United States — 10.5%(1)
Energy Transfer Equity, L.P.	43,645	758,114
Energy Transfer Partners, L.P.	655,206	12,455,466
Enterprise Products Partners L.P.	174,456	4,548,068
EQT Midstream Partners, LP	20,323	1,552,068
Tallgrass Energy Partners, LP	35,125	1,660,359
		20,974,075
Natural Gas Gathering/Processing — 10.1%(1)
United States — 10.1%(1)
DCP Midstream, LP	58,115	1,866,073
EnLink Midstream Partners, LP	69,184	1,122,856
MPLX LP	245,647	8,430,605
Noble Midstream Partners LP	24,185	1,164,992
Rice Midstream Partners LP	182,372	3,784,219
Western Gas Partners, LP	50,531	2,581,123
Williams Partners L.P.	29,581	1,165,491
		20,115,359
Refined Product Pipelines — 9.1%(1)
United States — 9.1%(1)
Buckeye Partners, L.P.	71,433	4,085,253
Holly Energy Partners, L.P.	96,994	3,165,884
Magellan Midstream Partners, L.P.	35,211	2,372,869
NuStar Energy L.P.	133,420	5,402,176
Phillips 66 Partners LP	36,049	1,722,421
Valero Energy Partners LP	31,129	1,355,668
		18,104,271
Total Master Limited Partnerships
and Related Companies (Cost $78,155,047)		75,363,266

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (unaudited) (continued)
August 31, 2017

	Shares	Fair Value
Preferred Stock — 3.4%(1)
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp., 9.500%(5)(6)	2,108	$2,293,725
Oil and Gas Production — 2.2%(1)
United States — 2.2%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	39,500	1,461,500
Hess Corporation,
8.000%, 02/01/2019	60,000	2,997,000
		4,458,500
Total Preferred Stock
(Cost $7,040,512)		6,752,225

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Government & Agency Portfolio — Institutional Class,
0.93%(7) (Cost $135,898)	135,898	135,898
Total Investments — 133.2%(1)
(Cost $287,193,068)		265,812,871
Total Value of Options Written
(Premiums received $338,186) — (0.1)%(1)		(238,266)
Other Assets and Liabilities — 1.0%(1)		1,928,760
Credit Facility Borrowings — (9.0)%(1)		(18,000,000)
Senior Notes — (17.1)%(1)		(34,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.0)%(1)		(16,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$199,503,365

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $2,293,725, which represents 1.2% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of August 31, 2017.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

NDP Schedule of Investments (unaudited)
August 31, 2017

	Shares	Fair Value
Common Stock — 97.6%(1)
Crude Oil Pipelines — 0.0%(1)
United States — 0.0%(1)
SemGroup Corporation	344	$8,841
Natural Gas Gathering/Processing — 0.7%(1)
United States — 0.7%(1)
Targa Resources Corp.	26,507	1,181,417
Oil and Gas Production — 95.0%(1)
The Netherlands — 3.6%(1)
Royal Dutch Shell plc (ADR)	114,500	6,318,110
United States — 91.4%(1)
Anadarko Petroleum Corporation(2)	117,100	4,792,903
Antero Resources Corporation(2)(3)	310,410	6,111,973
Cabot Oil & Gas Corporation(2)	496,700	12,690,685
Carrizo Oil & Gas, Inc.(2)(3)	259,800	3,491,712
Centennial Resource Development, Inc.(3)	117,239	2,027,062
Cimarex Energy Co.(2)	76,000	7,576,440
Concho Resources Inc.(2)(3)	98,243	10,902,026
Continental Resources, Inc.(2)(3)	208,500	7,072,320
Devon Energy Corporation(2)	258,534	8,117,967
Diamondback Energy, Inc.(2)(3)	107,400	9,750,846
EOG Resources, Inc.(2)	201,500	17,125,485
EQT Corporation(2)	108,100	6,738,954
Laredo Petroleum, Inc.(2)(3)	306,100	3,801,762
Newfield Exploration Company(2)(3)	233,400	6,098,742
Parsley Energy, Inc.(2)(3)	247,600	6,202,380
PDC Energy, Inc.(2)(3)	63,500	2,497,455
Pioneer Natural Resources Company(2)	138,500	17,956,525
Range Resources Corporation(2)	455,700	7,910,952
RSP Permian, Inc.(2)(3)	245,000	7,688,100
SM Energy Company(2)	189,700	2,534,392
Whiting Petroleum Corporation(3)	27	121
WPX Energy, Inc.(2)(3)	606,200	6,055,938
		163,462,850
Oil Services — 1.9%(1)
United States — 1.9%(1)
U.S. Silica Holdings, Inc. (2)	118,700	3,229,827
Total Common Stock
(Cost $232,791,891)		167,882,935

Master Limited Partnerships
and Related Companies — 39.0%(1)
Crude Oil Pipelines — 8.3%(1)
United States — 8.3%(1)
Andeavor Logistics LP	57,607	2,865,948
Enbridge Energy Management, L.L.C.(4)	385,779	5,559,069
Plains All American Pipeline, L.P.	204,532	4,430,163
Shell Midstream Partners, L.P.	51,895	1,435,935
		14,291,115
Natural Gas/Natural Gas Liquids Pipelines — 10.0%(1)
United States — 10.0%(1)
Energy Transfer Equity, L.P.	44,365	770,620
Energy Transfer Partners, L.P.	342,200	6,505,222
Enterprise Products Partners L.P.	205,200	5,349,564
EQT GP Holdings, LP	8,439	240,680
EQT Midstream Partners, LP	24,303	1,856,020
Spectra Energy Partners, LP	34,627	1,535,015
Tallgrass Energy Partners, LP	20,140	952,018
		17,209,139
Natural Gas Gathering/Processing — 12.0%(1)
United States — 12.0%(1)
Antero Midstream Partners LP	75,672	2,555,444
DCP Midstream, LP	155,345	4,988,128
EnLink Midstream Partners, LP	86,700	1,407,141
MPLX LP	121,726	4,177,636
Noble Midstream Partners LP	25,215	1,214,607
Rice Midstream Partners LP	181,028	3,756,331
Western Gas Partners, LP	17,480	892,878
Williams Partners L.P.	42,688	1,681,907
		20,674,072
Refined Product Pipelines — 8.7%(1)
United States — 8.7%(1)
Buckeye Partners, L.P.	49,673	2,840,799
Holly Energy Partners, L.P.	100,261	3,272,519
Magellan Midstream Partners, L.P.	40,587	2,735,158
NuStar Energy L.P.	59,614	2,413,771
Phillips 66 Partners LP	53,277	2,545,575
Valero Energy Partners LP	26,106	1,136,916
		14,944,738
Total Master Limited Partnerships
and Related Companies (Cost $65,958,283)		67,119,064

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments (unaudited) (continued)
August 31, 2017

	Shares	Fair Value
Preferred Stock — 2.1%(1)
Natural Gas Gathering/Processing — 1.3%(1)
United States — 1.3%(1)
Targa Resources Corp.,
9.500%(5)(6)	1,997	$2,172,946
Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	36,900	1,365,300
Total Preferred Stock
(Cost $3,317,432)		3,538,246

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional Class,
0.93%(7) (Cost $127,992)	127,992	127,992
Total Investments — 138.8%(1)
(Cost $302,195,598)		238,668,237
Total Value of Options Written
(Premiums received $1,879,637) — (0.9)%(1)		(1,468,588)
Other Assets and Liabilities — (0.3)%(1)		(558,107)
Credit Facility Borrowings — (37.6)%(1)		(64,700,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$171,941,542

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(5)	Restricted securities have a total fair value of $2,172,946 which represents 1.3% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(7)	Rate indicated is the current yield as of August 31, 2017.

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

TPZ Schedule of Investments (unaudited)
August 31, 2017

	Principal
	Amount	Fair Value
Corporate Bonds — 67.8%(1)
Crude Oil Pipelines — 8.1%(1)
Canada — 4.3%(1)
Enbridge Inc.,
5.500%, 07/15/2077	$2,000,000	$2,007,500
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	4,500,000	4,657,500
United States — 3.8%(1)
SemGroup Corp.,
6.375%, 03/15/2025(2)	6,000,000	5,910,000
		12,575,000
Natural Gas/Natural Gas Liquids Pipelines — 25.9%(1)
Canada — 4.8%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	7,420,000
United States — 21.1%(1)
Cheniere Corp.,
7.000%, 06/30/2024	4,000,000	4,550,000
Cheniere Corp.,
5.875%, 03/31/2025	2,000,000	2,150,000
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020	2,000,000	2,057,356
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)	1,500,000	1,622,430
Kinder Morgan, Inc.,
6.500%, 09/15/2020	4,000,000	4,459,184
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	2,000,000	2,142,500
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,693,680
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	2,403,400
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	4,135,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)	1,500,000	1,605,782
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,075,000
		40,314,332
Natural Gas Gathering/Processing — 9.9%(1)
United States — 9.9%(1)
Blue Racer Midstream, LLC,
6.125%, 11/15/2022(2)	4,000,000	4,110,000
DCP Midstream LLC,
9.750%, 03/15/2019(2)	4,000,000	4,395,000
The Williams Companies, Inc.,
7.875%, 09/01/2021	5,000,000	5,837,500
The Williams Companies, Inc.,
4.550%, 06/24/2024	1,000,000	1,022,500
		15,365,000
Oil and Gas Production — 3.9%(1)
United States — 3.9%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	1,000,000	1,013,750
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,196,036
Hess Corporation,
4.300%, 04/01/2027	3,000,000	2,941,545
		6,151,331
Power/Utility — 17.2%(1)
United States — 17.2%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	4,170,000
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	5,775,141
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,310,000
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,362,238
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,268,144
NRG Energy, Inc.,
6.250%, 07/15/2022	2,000,000	2,095,000
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,612,500
NV Energy, Inc.,
6.250%, 11/15/2020	1,000,000	1,124,673
Pattern Energy Group Inc.,
5.875%, 02/01/2024(2)	1,000,000	1,047,500
		26,765,196
Refining — 2.8%(1)
United States — 2.8%(1)
HollyFrontier Corporation,
5.875%, 04/01/2026	4,000,000	4,342,680
Total Corporate Bonds
(Cost $100,119,975)		105,513,539

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2017

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 36.4%(1)
Crude Oil Pipelines — 7.9%(1)
United States — 7.9%(1)
Andeavor Logistics LP	39,100	$1,945,225
Enbridge Energy Management, L.L.C.(3)	538,608	7,761,337
Genesis Energy, L.P.	54,067	1,443,589
Plains All American Pipeline, L.P.	15,615	338,220
Shell Midstream Partners, L.P.	29,307	810,925
		12,299,296
Natural Gas/Natural Gas Liquids Pipelines — 10.8%(1)
United States — 10.8%(1)
Energy Transfer Equity, L.P.	30,902	536,768
Energy Transfer Partners, L.P.(4)	515,318	9,796,195
Enterprise Products Partners L.P.	158,699	4,137,283
EQT Midstream Partners, LP	4,770	364,285
Tallgrass Energy Partners, LP	42,886	2,027,221
		16,861,752
Natural Gas Gathering/Processing — 9.0%(1)
United States — 9.0%(1)
DCP Midstream, LP	52,040	1,671,005
EnLink Midstream Partners, LP	49,588	804,813
MPLX LP	127,522	4,376,555
Noble Midstream Partners LP	17,176	827,368
Rice Midstream Partners LP	127,248	2,640,396
Western Gas Partners, LP	63,378	3,237,348
Williams Partners L.P.	12,216	481,311
		14,038,796
Refined Product Pipelines — 8.7%(1)
United States — 8.7%(1)
Buckeye Partners, L.P.	48,744	2,787,669
Holly Energy Partners, L.P.	72,596	2,369,534
Magellan Midstream Partners, L.P.	34,561	2,329,066
NuStar Energy L.P.	100,609	4,073,658
Phillips 66 Partners LP	24,755	1,182,794
Valero Energy Partners LP	19,193	835,855
		13,578,576
Total Master Limited Partnerships and
Related Companies (Cost $46,195,969)		56,778,420
Common Stock — 23.2%(1)
Crude Oil Pipelines — 8.9%(1)
Canada — 2.6%(1)
Enbridge Inc.	99,304	3,971,167
United States — 6.3%(1)
Plains GP Holdings, L.P.	346,920	7,798,762
SemGroup Corporation	79,830	2,051,631
		13,821,560
Natural Gas/Natural Gas Liquids Pipelines — 7.4%(1)
United States — 7.4%(1)
ONEOK, Inc.	148,091	8,020,608
Tallgrass Energy GP, LP	133,814	3,596,920
		11,617,528
Natural Gas Gathering/Processing — 6.3%(1)
United States — 6.3%(1)
EnLink Midstream LLC	125,234	2,135,240
Targa Resources Corp.	115,900	5,165,663
The Williams Companies, Inc.	83,852	2,492,920
		9,793,823
Refined Product Pipelines — 0.6%(1)
United States — 0.6%(1)
VTTI Energy Partners LP	50,626	982,144
Total Common Stock
(Cost $35,030,475)		36,215,055

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

TPZ Schedule of Investments (unaudited) (continued)
August 31, 2017

	Shares	Fair Value
Preferred Stock — 3.2%(1)
Natural Gas Gathering/Processing — 1.2%(1)
United States — 1.2%(1)
Targa Resources Corp.,
9.500%(2)(5)	1,685	$1,833,457
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation,
7.500%, 06/07/2018	24,400	902,800
Power/Utility — 1.4%(1)
United States — 1.4%(1)
DTE Energy,
6.500%, 10/01/2019	39,600	2,235,816
Total Preferred Stock
(Cost $4,518,781)		4,972,073
Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Government & Agency Portfolio — Institutional
Class, 0.93%(6) (Cost $129,904)	129,904	129,904
Total Investments — 130.7%(1)
(Cost $185,995,104)		203,608,991
Interest Rate Swap Contracts — (0.0)%(1)
$15,000,000 notional — net unrealized depreciation(7)		(59,635)
Other Assets and Liabilities — 2.3%(1)		3,589,816
Credit Facility Borrowings — (33.0)%(1)		(51,400,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$155,739,172

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have a total fair value of $40,164,551, which represents 25.8% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Security distributions are paid-in-kind. Rate determined by dividing the cash value of a distribution declared by Enbridge Energy Partners, L.P. by the average closing price of Enbridge Energy Management, L.L.C. shares for the ten consecutive trading days prior to the ex-dividend date.
(4)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $59,635.
(5)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures, as more fully described in Note 2 to the financial statements.
(6)	Rate indicated is the current yield as of August 31, 2017.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Schedule of Interest Rate Swap Contracts (unaudited)
August 31, 2017

TYG
			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2018	$5,000,000	1.815%	1-month U.S. Dollar LIBOR	$(27,065)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(330,638)
		$15,000,000			$(357,703)

TPZ
			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	08/06/2018	$6,000,000	1.95%	3-month U.S. Dollar LIBOR	$(33,188)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	27,394
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(53,841)
		$15,000,000			$(59,635)

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Schedule of Options Written (unaudited)
August 31, 2017

TTP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	September 2017	$44.50	94	$418,300	$(1,128)
Antero Resources Corporation	September 2017	19.50	357	696,150	(19,863)
Cabot Oil & Gas Corporation	September 2017	26.00	1,128	2,932,800	(39,480)
Carrizo Oil & Gas, Inc.	September 2017	14.25	366	521,550	(12,321)
Cimarex Energy Co.	September 2017	103.00	161	1,658,300	(15,646)
Concho Resources Inc.	September 2017	122.75	244	2,995,100	(1,012)
Continental Resources, Inc.	September 2017	34.00	243	826,200	(23,571)
Diamondback Energy, Inc.	September 2017	90.75	97	880,275	(22,902)
EOG Resources, Inc.	September 2017	94.00	523	4,916,200	(1,569)
EQT Corporation	September 2017	64.00	80	512,000	(6,799)
Gulfport Energy Corporation	September 2017	12.25	302	369,950	(19,504)
Hess Corporation	September 2017	41.60	74	307,840	(1,202)
Laredo Petroleum, Inc.	September 2017	12.55	508	637,540	(17,892)
Newfield Exploration Company	September 2017	26.50	272	720,800	(15,856)
Noble Energy, Inc.	September 2017	26.25	363	952,875	(1,419)
Occidental Petroleum Corporation	September 2017	61.75	72	444,600	(557)
PDC Energy, Inc.	September 2017	38.75	62	240,250	(9,794)
Pioneer Natural Resources Company	September 2017	140.00	211	2,954,000	(7,385)
Range Resources Corporation	September 2017	18.35	318	583,530	(7,889)
RSP Permian, Inc.	September 2017	32.35	231	747,285	(12,477)

Total Value of Call Options Written
(Premiums received $338,186)				$24,315,545	$(238,266)

NDP
Call Options Written	Expiration Date	Strike Price	Contracts	Notional Value	Fair Value
Anadarko Petroleum Corporation	September 2017	$45.00	1,171	$5,269,500	$(10,539)
Antero Resources Corporation	September 2017	20.00	3,104	6,208,000	(93,120)
Cabot Oil & Gas Corporation	September 2017	26.00	4,967	12,914,200	(173,845)
Carrizo Oil & Gas, Inc.	September 2017	14.00	2,598	3,637,200	(109,498)
Cimarex Energy Co.	September 2017	105.00	760	7,980,000	(43,320)
Concho Resources Inc.	September 2017	116.50	982	11,440,300	(52,571)
Continental Resources, Inc.	September 2017	35.00	1,490	5,215,000	(84,930)
Continental Resources, Inc.	September 2017	35.50	595	2,112,250	(22,313)
Devon Energy Corporation	September 2017	32.00	2,585	8,272,000	(124,080)
Diamondback Energy, Inc.	September 2017	95.00	1,074	10,203,000	(51,552)
EOG Resources, Inc.	September 2017	90.00	2,015	18,135,000	(34,255)
EQT Corporation	September 2017	65.00	1,081	7,026,500	(59,455)
Laredo Petroleum, Inc.	September 2017	13.00	3,061	3,979,300	(45,915)
Newfield Exploration Company	September 2017	27.00	2,334	6,301,800	(93,360)
Parsley Energy, Inc.	September 2017	27.00	2,476	6,685,200	(28,468)
PDC Energy, Inc.	September 2017	40.00	635	2,540,000	(60,325)
Pioneer Natural Resources Company	September 2017	143.50	1,385	19,874,750	(16,097)
Range Resources Corporation	September 2017	19.00	4,557	8,658,300	(68,355)
RSP Permian, Inc.	September 2017	33.50	2,450	8,207,500	(63,724)
SM Energy Company	September 2017	14.00	1,897	2,655,800	(77,286)
US Silica Holdings Inc	September 2017	28.00	1,187	3,323,600	(94,960)
WPX Energy, Inc.	September 2017	11.00	6,062	6,668,200	(60,620)

Total Value of Call Options Written
(Premiums received $1,879,637)				$167,307,400	$(1,468,588)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Assets & Liabilities (unaudited)
August 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$2,434,922,139	$1,420,148,897
Receivable for Adviser fee waiver	7,236	—
Receivable for investments sold	28,325,160	14,865,045
Dividends, distributions and interest receivable from investments	719,081	384,406
Current tax asset	—	813,582
Prepaid expenses and other assets	983,435	456,225
Total assets	2,464,957,051	1,436,668,155
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	4,004,932	2,352,579
Accrued directors’ fees and expenses	58,380	45,820
Payable for investments purchased	30,107,723	17,208,666
Accrued expenses and other liabilities	5,752,690	3,696,635
Unrealized depreciation of interest rate swap contracts	357,703	—
Current tax liability	24,626,888	—
Deferred tax liability	405,413,519	151,028,686
Credit facility borrowings	122,500,000	45,300,000
Senior notes, net(3)	411,822,249	283,676,136
Mandatory redeemable preferred stock, net(4)	163,531,269	109,471,915
Total liabilities	1,168,175,353	612,780,437
Net assets applicable to common stockholders	$1,296,781,698	$823,887,718
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$49,311	$47,247
Additional paid-in capital	883,934,318	583,584,956
Undistributed (accumulated) net investment income (loss), net of income taxes	(237,428,458)	(133,846,961)
Undistributed (accumulated) net realized gain (loss), net of income taxes	980,775,523	304,555,798
Net unrealized appreciation (depreciation), net of income taxes	(330,548,996)	69,546,678
Net assets applicable to common stockholders	$1,296,781,698	$823,887,718
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	49,311,266	47,246,780
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$26.30	$17.44

(1) Investments at cost	$2,080,263,637	$1,310,493,450
(2) Call options written, premiums received	$—	$—
(3) Deferred debt issuance and offering costs	$677,751	$323,864
(4) Deferred offering costs	$1,468,731	$528,085

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$265,812,871	$238,668,237	$203,608,991
—	—	—
8,480,224	—	8,320,832
416,938	235,186	2,041,435
—	—	—
44,353	28,286	20,912
274,754,386	238,931,709	213,992,170

238,266	1,468,588	—
510,725	458,095	337,617
23,667	23,382	19,587
6,000,543	—	6,123,650
601,345	340,102	312,509
—	—	59,635
—	—	—
—	—	—
18,000,000	64,700,000	51,400,000
33,919,566	—	—
15,956,909	—	—
75,251,021	66,990,167	58,252,998
$199,503,365	$171,941,542	$155,739,172

$10,016	$14,584	$6,951
224,166,332	272,962,254	129,482,470
—	(2,364,530)	1,869,335
(3,397,307)	(35,554,453)	6,825,329
(21,275,676)	(63,116,313)	17,555,087
$199,503,365	$171,941,542	$155,739,172

100,000,000	100,000,000	100,000,000
10,016,413	14,583,662	6,951,333

$19.92	$11.79	$22.40

$287,193,068	$302,195,598	$185,995,104
$338,186	$1,879,637	$—
$80,434	$—	$—
$43,091	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Operations (unaudited)
Period from December 1, 2016 through August 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$131,638,835	$79,272,982
Dividends and distributions from common stock	1,722,455	1,015,563
Dividends and distributions from preferred stock	2,655,007	1,434,049
Less return of capital on distributions	(139,511,869)	(79,526,119)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	(3,495,572)	2,196,475
Interest from corporate bonds	—	—
Dividends from money market mutual funds	2,883	1,598
Total Investment Income (loss)	(3,492,689)	2,198,073
Operating Expenses
Advisory fees	18,887,685	11,069,616
Administrator fees	381,258	339,191
Professional fees	259,320	175,145
Directors’ fees	169,402	133,994
Stockholder communication expenses	153,263	97,127
Custodian fees and expenses	83,409	50,213
Fund accounting fees	70,409	59,754
Registration fees	39,763	34,864
Stock transfer agent fees	10,755	9,609
Franchise fees	8,230	3,818
Other operating expenses	145,182	76,547
Total Operating Expenses	20,208,676	12,049,878
Leverage Expenses
Interest expense	12,998,832	8,740,654
Distributions to mandatory redeemable preferred stockholders	5,189,999	3,507,754
Amortization of debt issuance costs	349,816	277,107
Other leverage expenses	211,290	73,094
Total Leverage Expenses	18,749,937	12,598,609
Total Expenses	38,958,613	24,648,487
Less fees waived by Adviser	(24,841)	—
Net Expenses	38,933,772	24,648,487
Net Investment Income (Loss), before Income Taxes	(42,426,461)	(22,450,414)
Deferred tax benefit	12,213,753	6,225,555
Net Investment Income (Loss)	(30,212,708)	(16,224,859)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	170,127,485	44,992,073
Net realized gain on options	575,965	352,770
Net realized loss on interest rate swap settlements	(151,376)	—
Net realized gain on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain, before income taxes	170,552,074	45,344,843
Current tax expense	(34,804,548)	(161,627)
Deferred tax expense	(21,440,669)	(14,871,828)
Income tax expense	(56,245,217)	(15,033,455)
Net realized gain	114,306,857	30,311,388
Net unrealized depreciation of investments	(168,465,509)	(57,386,306)
Net unrealized appreciation of options	—	—
Net unrealized appreciation of interest rate swap contracts	7,348	—
Net unrealized appreciation of other assets and liabilities due to foreign currency translation	—	—
Net unrealized depreciation, before income taxes	(168,458,161)	(57,386,306)
Deferred tax benefit	55,554,679	19,025,635
Net unrealized depreciation	(112,903,482)	(38,360,671)
Net Realized and Unrealized Gain (Loss)	1,403,375	(8,049,283)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(28,809,333)	$(24,274,142)

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$3,958,150	$3,416,143	$2,944,002
7,056,382	918,715	1,644,929
441,289	246,068	448,121
(7,065,711)	(3,143,466)	(3,803,164)
(305,192)	(48,434)	(16,850)
4,084,918	1,389,026	1,217,038
—	—	4,488,567
1,490	2,913	1,370
4,086,408	1,391,939	5,706,975

2,414,789	2,323,594	1,543,575
87,810	84,494	64,995
116,821	115,299	118,280
67,437	67,437	54,600
52,086	37,103	72,125
15,987	14,752	8,300
39,521	38,757	22,714
18,361	18,361	18,303
10,078	9,628	12,614
—	—	—
33,266	33,581	20,892
2,856,156	2,743,006	1,936,398

1,162,716	857,807	688,432
514,801	—	—
42,799	—	—
13,514	—	—
1,733,830	857,807	688,432
4,589,986	3,600,813	2,624,830
(12,974)	(26,663)	—
4,577,012	3,574,150	2,624,830
(490,604)	(2,182,211)	3,082,145
—	—	—
(490,604)	(2,182,211)	3,082,145

2,582,793	(2,518,100)	7,787,879
2,426,090	13,540,413	—
—	—	(122,239)

18,728	—	644
5,027,611	11,022,313	7,666,284
—	—	—
—	—	—
—	—	—
5,027,611	11,022,313	7,666,284
(28,427,090)	(71,405,550)	(13,356,386)
1,095,281	6,571,888	—
—	—	93,673
4,150	—	776
(27,327,659)	(64,833,662)	(13,261,937)
—	—	—
(27,327,659)	(64,833,662)	(13,261,937)
(22,300,048)	(53,811,349)	(5,595,653)

$(22,790,652)	$(55,993,560)	$(2,513,508)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Period from		Period from
	December 1, 2016	Year Ended	December 1, 2016	Year Ended
	through	November 30,	through	November 30,
	August 31, 2017	2016	August 31, 2017	2016
	(unaudited)		(unaudited)
Operations
Net investment income (loss)	$(30,212,708)	$(38,025,109)	$(16,224,859)	$(21,714,757)
Net realized gain (loss)	114,306,857	117,748,586	30,311,388	49,307,107
Net unrealized appreciation (depreciation)	(112,903,482)	26,561,096	(38,360,671)	78,801,730
Net increase (decrease) in net assets
applicable to common stockholders
resulting from operations	(28,809,333)	106,284,573	(24,274,142)	106,394,080
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(96,450,039)	(127,370,405)	(59,708,706)	(79,464,402)
Total distributions to common stockholders	(96,450,039)	(127,370,405)	(59,708,706)	(79,464,402)
Capital Stock Transactions
Proceeds from issuance of common shares
through shelf offerings	4,639,779	24,678,844	—	—
Underwriting discounts and offering expenses
associated with the issuance of
common stock	(80,986)	(412,770)	—	(46,340)
Issuance of common shares from reinvestment
of distributions to stockholders	5,207,749	3,361,039	3,004,499	1,573,688
Other proceeds	180	—	—	—
Net increase in net assets applicable to common
stockholders from capital stock transactions	9,766,722	27,627,113	3,004,499	1,527,348
Total increase (decrease) in net assets applicable
to common stockholders	(115,492,650)	6,541,281	(80,978,349)	28,457,026
Net Assets
Beginning of period	1,412,274,348	1,405,733,067	904,866,067	876,409,041
End of period	$1,296,781,698	$1,412,274,348	$823,887,718	$904,866,067
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of period	$(237,428,458)	$(207,215,750)	$(133,846,961)	$(117,622,102)
Transactions in common shares
Shares outstanding at beginning of period	48,980,215	48,016,591	47,080,789	47,000,211
Shares issued through shelf offerings	155,743	849,006	—	—
Shares issued through reinvestment
of distributions	175,308	114,618	165,991	80,578
Shares outstanding at end of period	49,311,266	48,980,215	47,246,780	47,080,789

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Period from		Period from		Period from
December 1, 2016	Year Ended	December 1, 2016	Year Ended	December 1, 2016	Year Ended
through	November 30,	through	November 30,	through	November 30,
August 31, 2017	2016	August 31, 2017	2016	August 31, 2017	2016
(unaudited)		(unaudited)		(unaudited)
$(490,604)	$372,171	$(2,182,211)	$(1,807,587)	$3,082,145	$4,960,755
5,027,611	5,319,164	11,022,313	(20,323,202)	7,666,284	6,898,290
(27,327,659)	47,731,706	(64,833,662)	68,212,366	(13,261,937)	17,338,882

(22,790,652)	53,423,041	(55,993,560)	46,081,577	(2,513,508)	29,197,927

(1,436,249)	(3,810,236)	—	—	(7,820,250)	(8,977,396)
—	(12,516,517)	—	—	—	(1,710,279)
(10,808,816)	—	(19,079,933)	(25,403,124)	—	—
(12,245,065)	(16,326,753)	(19,079,933)	(25,403,124)	(7,820,250)	(10,687,675)

—	—	—	—	—	—

—	—	—	—	—	—

—	—	927,023	—	—	—
—	—	—	—	—	—

—	—	927,023	—	—	—

(35,035,717)	37,096,288	(74,146,470)	20,678,453	(10,333,758)	18,510,252

234,539,082	197,442,794	246,088,012	225,409,559	166,072,930	147,562,678
$199,503,365	$234,539,082	$171,941,542	$246,088,012	$155,739,172	$166,072,930

$—	$1,926,853	$(2,364,530)	$(182,319)	$1,869,335	$6,607,440

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—

—	—	67,591	—	—	—
10,016,413	10,016,413	14,583,662	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (unaudited)
Period from December 1, 2016 through August 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$136,018,699	$81,724,101
Purchases of long-term investments	(357,632,496)	(221,130,419)
Proceeds from sales of long-term investments	366,789,042	222,843,010
Sales of short-term investments, net	76,069	218,975
Call options written, net	575,965	352,770
Payments on interest rate swap contracts, net	(151,376)	—
Interest received on securities sold, net	—	—
Interest expense paid	(13,876,202)	(8,270,290)
Distributions to mandatory redeemable preferred stockholders	(6,920,000)	(3,507,750)
Other leverage expenses paid	(295,692)	(122,500)
Income taxes paid	(707,588)	(144,500)
Operating expenses paid	(20,359,315)	(12,150,202)
Net cash provided by operating activities	103,517,106	59,813,195
Cash Flows From Financing Activities
Advances (repayments) on credit facilities, net	13,200,000	(1,500,000)
Maturity of senior notes	(30,000,000)	—
Issuance of common stock	4,639,779	—
Common stock issuance costs	(114,819)	—
Distributions paid to common stockholders	(91,242,246)	(58,313,195)
Other proceeds	180	—
Net cash used in financing activities	(103,517,106)	(59,813,195)
Net change in cash	—	—
Cash — beginning of period	—	—
Cash — end of period	$—	$—

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$11,199,908	$4,569,379	$9,557,016
(29,842,803)	(96,028,491)	(36,854,080)
31,792,753	99,155,686	36,731,963
179,743	148,713	11,251
2,301,280	13,266,489	—
—	—	(122,239)
—	—	252,009
(1,182,759)	(779,916)	(621,832)
(514,800)	—	—
(18,000)	—	—
(450)	(550)	—
(2,845,656)	(2,760,946)	(1,933,838)
11,069,216	17,570,364	7,020,250

1,400,000	900,000	800,000
—	—	—
—	—	—
—	—	—
(12,469,216)	(18,470,364)	(7,820,250)
—	—	—
(11,069,216)	(17,570,364)	(7,020,250)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

Statements of Cash Flows (unaudited) (continued)
Period from December 1, 2016 through August 31, 2017

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(28,809,333)	$(24,274,142)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(387,740,219)	(238,339,085)
Proceeds from sales of long-term investments	395,114,202	237,708,055
Sales of short-term investments, net	76,069	218,975
Call options written, net	575,965	352,770
Return of capital on distributions received	139,511,869	79,526,119
Deferred tax benefit	(46,327,763)	(10,379,362)
Net unrealized depreciation	168,458,161	57,386,306
Amortization of market premium, net	—	—
Net realized gain	(170,703,450)	(45,344,843)
Amortization of debt issuance costs	349,816	277,107
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(481)	(91)
Decrease in current tax asset	9,470,072	17,127
Increase in receivable for investments sold	(28,325,160)	(14,865,045)
Increase in prepaid expenses and other assets	(157,692)	(103,637)
Increase in payable for investments purchased	30,107,723	17,208,666
Decrease in payable to Adviser, net of fees waived	(65,864)	(50,992)
Increase in current tax liability	24,626,888	—
Increase (decrease) in accrued expenses and other liabilities	(2,643,697)	475,267
Total adjustments	132,326,439	84,087,337
Net cash provided by operating activities	$103,517,106	$59,813,195
Non-Cash Financing Activities
Reinvestment of distributions by common stockholders in additional common shares	$5,207,749	$3,004,499

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(22,790,652)	$(55,993,560)	$(2,513,508)

(35,843,346)	(96,028,491)	(42,977,730)
40,272,977	99,155,686	45,052,795
179,743	148,713	11,251
2,301,280	13,266,489	—
7,065,711	3,143,466	3,803,164
—	—	—
27,327,659	64,833,662	13,261,937
—	—	406,284
(5,027,611)	(11,022,313)	(7,788,523)
42,799	—	—

47,789	33,974	(107,398)
—	—	—
(8,480,224)	—	(8,320,832)
(20,052)	(15,514)	(12,137)
6,000,543	—	6,123,650
(5,541)	(42,744)	(2,054)
—	—	—
(1,859)	90,996	83,351
33,859,868	73,563,924	9,533,758
$11,069,216	$17,570,364	$7,020,250

$—	$927,023	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

TYG Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$28.83	$29.28	$49.34	$43.36	$36.06	$33.37
Income (Loss) from Investment Operations
Net investment loss(2)	(0.61)	(0.78)	(0.62)	(0.66)	(0.73)	(0.64)
Net realized and unrealized gain (loss)
on investments and interest rate
swap contracts(2)	0.05	2.94	(16.85)	9.01	10.27	5.51
Total income (loss) from investment
operations	(0.56)	2.16	(17.47)	8.35	9.54	4.87
Distributions to Common Stockholders
Return of capital	(1.97)	(2.62)	(2.59)	(2.38)	(2.29)	(2.25)
Capital Stock Transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	(0.00)	0.01	(0.00)	0.01	0.05	0.07
Net Asset Value, end of period	$26.30	$28.83	$29.28	$49.34	$43.36	$36.06
Per common share market value,
end of period	$28.47	$30.63	$26.57	$46.10	$49.76	$39.17
Total investment return based on
market value(4)(5)	(0.80)%	26.21%	(37.86)%	(2.54)%	33.77%	5.62%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$1,296,782	$1,412,274	$1,405,733	$2,369,068	$1,245,761	$1,020,421
Average net assets (000’s)	$1,455,613	$1,345,764	$1,974,038	$1,837,590	$1,167,339	$989,745
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.73%	1.74%	1.76%	1.65%	1.61%	1.60%
Other operating expenses	0.12	0.12	0.10	0.13	0.12	0.13
Total operating expenses,
before fee waiver	1.85	1.86	1.86	1.78	1.73	1.73
Fee waiver(7)	(0.00)	(0.01)	—	(0.00)	(0.00)	(0.01)
Total operating expenses	1.85	1.85	1.86	1.78	1.73	1.72
Leverage expenses	1.71	2.29	1.75	1.38	1.59	1.67
Income tax expense (benefit)(8)	(1.05)	4.64	(24.50)	7.81	14.05	8.37
Total expenses	2.51%	8.78%	(20.89)%	10.97%	17.37%	11.76%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.77)%	(2.83)%	(1.50)%	(1.33)%	(1.78)%	(1.82)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.77)%	(2.82)%	(1.50)%	(1.33)%	(1.78)%	(1.81)%
Portfolio turnover rate(4)	14.61%	24.23%	12.94%	15.33%	13.40%	12.86%
Credit facility borrowings,
end of period (000’s)	$122,500	$109,300	$66,000	$162,800	$27,600	$63,400
Senior notes, end of period (000’s)	$412,500	$442,500	$545,000	$544,400	$300,000	$194,975
Preferred stock, end of period (000’s)	$165,000	$165,000	$295,000	$224,000	$80,000	$73,000
Per common share amount of senior
notes outstanding, end of period	$8.37	$9.03	$11.35	$11.34	$10.44	$6.89
Per common share amount of net assets,
excluding senior notes, end of period	$34.67	$37.86	$40.63	$60.68	$53.80	$42.95
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(9)	$3,732	$3,858	$3,784	$4,667	$5,047	$5,232
Asset coverage ratio of senior notes and
credit facility borrowings(9)	373%	386%	378%	467%	505%	523%
Asset coverage, per $10 liquidation value
per share of mandatory redeemable
preferred stock(10)	$29	$30	$26	$35	$41	$41
Asset coverage ratio of preferred stock(10)	285%	297%	255%	354%	406%	408%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the period from December 1, 2016 through August 31, 2017. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2016. Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Less than 0.01% for the period from December 1, 2016 through August 31, 2017 and the years ended November 30, 2014 and 2013.
(8)	For the period from December 1, 2016 through August 31, 2017, TYG accrued $34,804,548 for current income tax expense and $46,327,763 for net deferred income tax benefit. For the year ended November 30, 2016, TYG accrued $57,075,786 for current income tax expense and $5,303,392 for net deferred income tax expense. For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(10)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

NTG Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$19.22	$18.65	$29.83	$28.00	$24.50	$24.54
Income (Loss) from Investment Operations
Net investment loss(2)	(0.34)	(0.46)	(0.32)	(0.54)	(0.42)	(0.40)
Net realized and unrealized gain (loss)
on investments(2)	(0.17)	2.72	(9.17)	4.06	5.59	2.02
Total income (loss) from investment
operations	(0.51)	2.26	(9.49)	3.52	5.17	1.62
Distributions to Common Stockholders
Return of capital	(1.27)	(1.69)	(1.69)	(1.69)	(1.67)	(1.66)
Capital stock transactions
Premiums less underwriting discounts
and offering costs on issuance of
common stock(3)	—	(0.00)	(0.00)	—	0.00	0.00
Net Asset Value, end of period	$17.44	$19.22	$18.65	$29.83	$28.00	$24.50
Per common share market value,
end of period	$17.70	$18.90	$16.18	$27.97	$27.22	$24.91
Total investment return based on
market value(4)(5)	0.15%	27.99%	(37.08)%	9.08%	16.27%	7.14%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$823,888	$904,866	$876,409	$1,401,926	$1,315,866	$1,140,635
Average net assets (000’s)	$922,097	$862,527	$1,174,085	$1,404,751	$1,274,638	$1,157,421
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.60%	1.56%	1.56%	1.48%	1.38%	1.34%
Other operating expenses	0.14	0.16	0.12	0.10	0.10	0.10
Total operating expenses,
before fee waiver	1.74	1.72	1.68	1.58	1.48	1.44
Fee waiver	—	(0.01)	(0.09)	(0.16)	(0.23)	(0.28)
Total operating expenses	1.74	1.71	1.59	1.42	1.25	1.16
Leverage expenses	1.82	1.95	1.42	1.09	1.08	1.20
Income tax expense (benefit)(7)	(1.48)	7.25	(21.92)	7.04	11.09	3.86
Total expenses	2.08%	10.91%	(18.91)%	9.55%	13.42%	6.22%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment loss to average
net assets before fee waiver(6)	(2.34)%	(2.53)%	(1.36)%	(1.97)%	(1.76)%	(1.88)%
Ratio of net investment loss to average
net assets after fee waiver(6)	(2.34)%	(2.52)%	(1.27)%	(1.81)%	(1.53)%	(1.60)%
Portfolio turnover rate(4)	15.31%	35.47%	17.54%	18.09%	13.42%	15.14%
Credit facility borrowings,
end of period (000’s)	$45,300	$46,800	$62,800	$68,900	$27,200	$23,900
Senior notes, end of period (000’s)	$284,000	$284,000	$348,000	$348,000	$255,000	$255,000
Preferred stock, end of period (000’s)	$110,000	$110,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior
notes outstanding, end of period	$6.01	$6.03	$7.40	$7.40	$5.43	$5.48
Per common share amount of net assets,
excluding senior notes, end of period	$23.45	$25.25	$26.05	$37.23	$33.43	$29.98
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(8)	$3,836	$4,068	$3,353	$4,579	$5,982	$5,412
Asset coverage ratio of senior notes and
credit facility borrowings(8)	384%	407%	335%	458%	598%	541%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(9)	$72	$76	$69	$94	$113	$102
Asset coverage ratio of preferred stock(9)	288%	305%	275%	377%	454%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the years ended November 30, 2016 and 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012.
(4)	Not annualized for periods less than one full year.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	For the period from December 1, 2016 through August 31, 2017, NTG accrued $161,627 for current income tax expense and $10,379,362 for net deferred income tax benefit. For the year ended November 30, 2016, NTG accrued $1,891,670 for current income tax expense and $60,652,872 for net deferred income tax expense. For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

TTP Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.42	$19.71	$35.04	$30.33	$25.24	$24.42
Income (Loss) from Investment Operations
Net investment income (loss)(2)	(0.05)	0.04	0.22	0.08	0.10	0.12
Net realized and unrealized gain (loss)(2)	(2.23)	5.30	(13.60)	6.26	6.62	2.33
Total income (loss) from investment
operations	(2.28)	5.34	(13.38)	6.34	6.72	2.45
Distributions to Common Stockholders
Net investment income	(0.14)	(0.38)	(0.34)	(0.02)	(0.57)	(0.24)
Net realized gain	—	(1.25)	(1.61)	(1.61)	(1.03)	(1.07)
Return of capital	(1.08)	—	—	—	(0.03)	(0.32)
Total distributions to common
stockholders	(1.22)	(1.63)	(1.95)	(1.63)	(1.63)	(1.63)
Net Asset Value, end of period	$19.92	$23.42	$19.71	$35.04	$30.33	$25.24
Per common share market value,
end of period	$18.43	$21.55	$17.47	$32.50	$28.11	$24.15
Total investment return based on
market value(3)(4)	(9.09)%	34.89%	(41.19)%	21.68%	23.44%	3.18%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$199,503	$234,539	$197,443	$350,975	$303,797	$252,508
Average net assets (000’s)	$226,137	$192,888	$292,473	$357,486	$289,876	$253,815
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.43%	1.48%	1.44%	1.37%	1.42%	1.44%
Other operating expenses	0.26	0.29	0.22	0.18	0.19	0.21
Total operating expenses,
before fee waiver	1.69	1.77	1.66	1.55	1.61	1.65
Fee waiver	(0.01)	(0.07)	(0.14)	(0.19)	(0.26)	(0.33)
Total operating expenses	1.68	1.70	1.52	1.36	1.35	1.32
Leverage expenses	1.02	1.23	0.93	0.75	0.90	1.03
Total expenses	2.70%	2.93%	2.45%	2.11%	2.25%	2.35%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(5)	(0.30)%	0.12%	0.60%	0.02%	0.08%	0.16%
Ratio of net investment income (loss) to
average net assets after fee waiver(5)	(0.29)%	0.19%	0.74%	0.21%	0.34%	0.49%
Portfolio turnover rate(3)	12.25%	90.22%	18.84%	18.45%	31.43%	34.65%
Credit facility borrowings,
end of period (000’s)	$18,000	$16,600	$16,900	$26,000	$22,200	$16,600
Senior notes, end of period (000’s)	$34,000	$34,000	$54,000	$49,000	$49,000	$49,000
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$16,000	$16,000
Per common share amount of senior
notes outstanding, end of period	$3.39	$3.39	$5.39	$4.89	$4.89	$4.90
Per common share amount of net assets,
excluding senior notes, end of period	$23.31	$26.81	$25.10	$39.93	$35.22	$30.14
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(6)	$5,144	$5,951	$4,010	$5,893	$5,492	$5,093
Asset coverage ratio of senior notes and
credit facility borrowings(6)	514%	595%	401%	589%	549%	509%
Asset coverage, per $25 liquidation value
per share of mandatory redeemable
preferred stock(7)	$98	$113	$82	$121	$112	$102
Asset coverage ratio of preferred stock(7)	393%	452%	327%	486%	448%	409%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(5)	Annualized for periods less than one full year.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

NDP Financial Highlights

	Period from					Period from
	December 1, 2016					July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$16.95	$15.53	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.15)	(0.12)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(3.70)	3.29	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment
operations	(3.85)	3.17	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	—	—	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	—	—	(1.66)	(1.42)	(0.36)
Return of capital	(1.31)	(1.75)	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common
stockholders	(1.31)	(1.75)	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs
on issuance of common stock(5)	—	—	—	—	—	(1.22)
Net Asset Value, end of period	$11.79	$16.95	$15.53	$22.76	$26.49	$22.73
Per common share market value,
end of period	$12.61	$15.85	$13.18	$21.29	$24.08	$22.33
Total investment return based on
market value(6)(7)	(12.55)%	36.27%	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$171,942	$246,088	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$218,030	$212,528	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.42%	1.42%	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.26	0.29	0.21	0.16	0.16	0.20
Total operating expenses,
before fee waiver	1.68	1.71	1.54	1.41	1.41	1.38
Fee waiver	(0.02)	(0.13)	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.66	1.58	1.41	1.24	1.24	1.22
Leverage expenses	0.52	0.37	0.21	0.14	0.16	0.10
Total expenses	2.18%	1.95%	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

	Period from					Period from
	December 1, 2016					July 31, 2012(1)
	through	Year Ended	Year Ended	Year Ended	Year Ended	through
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income (loss) to
average net assets before fee waiver(8)	(1.35)%	(0.98)%	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to
average net assets after fee waiver(8)	(1.33)%	(0.85)%	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	33.89%	47.03%	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings,
end of period (000’s)	$64,700	$63,800	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal
amount of credit facility borrowings(9)	$3,658	$4,857	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility
borrowings(9)	366%	486%	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2016, 2015, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

TPZ Financial Highlights

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Per Common Share Data(1)
Net Asset Value, beginning of period	$23.89	$21.23	$31.08	$28.12	$26.76	$25.37
Income (loss) from Investment Operations
Net investment income(2)	0.45	0.71	0.88	0.81	0.76	0.72
Net realized and unrealized gain (loss)(2)	(0.81)	3.49	(7.87)	3.65	2.10	2.17
Total income (loss) from investment
operations	(0.36)	4.20	(6.99)	4.46	2.86	2.89
Distributions to Common Stockholders
Net investment income	(1.13)	(1.29)	(0.91)	(0.90)	(0.50)	(0.88)
Net realized gain	—	(0.25)	(1.95)	(0.60)	(1.00)	(0.62)
Total distributions to common
stockholders	(1.13)	(1.54)	(2.86)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of period	$22.40	$23.89	$21.23	$31.08	$28.12	$26.76
Per common share market value,
end of period	$20.33	$21.43	$18.53	$26.90	$24.74	$25.26
Total investment return based on
market value(3)(4)	(0.15)%	25.57%	(22.54)%	14.94%	3.80%	10.83%
Total investment return based on
net asset value(3)(5)	(1.32)%	22.18%	(23.19)%	16.84%	11.36%	11.90%

Supplemental Data and Ratios
Net assets applicable to common
stockholders, end of period (000’s)	$155,739	$166,073	$147,563	$216,048	$195,484	$186,034
Average net assets (000’s)	$165,746	$146,274	$187,752	$208,698	$193,670	$182,224
Ratio of Expenses to Average Net Assets(6)
Advisory fees	1.24%	1.27%	1.20%	1.12%	1.13%	1.13%
Other operating expenses	0.32	0.39	0.31	0.26	0.26	0.27
Total operating expenses,
before fee waiver	1.56	1.66	1.51	1.38	1.39	1.40
Fee waiver	—	—	(0.01)	(0.07)	(0.12)	(0.12)
Total operating expenses	1.56	1.66	1.50	1.31	1.27	1.28
Leverage expenses	0.55	0.44	0.26	0.19	0.25	0.44
Total expenses	2.11%	2.10%	1.76%	1.50%	1.52%	1.72%

See accompanying Notes to Financial Statements.

48	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

	Period from
	December 1, 2016
	through	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2017	2016	2015	2014	2013	2012
	(unaudited)
Ratio of net investment income to average
net assets before fee waiver(6)	2.48%	3.39%	3.25%	2.62%	2.62%	2.64%
Ratio of net investment income to average
net assets after fee waiver(6)	2.48%	3.39%	3.26%	2.69%	2.74%	2.76%
Portfolio turnover rate(3)	19.97%	40.61%	30.99%	18.39%	12.21%	13.67%
Credit facility borrowings,
end of period (000’s)	$51,400	$50,600	$49,900	$42,400	$37,400	$16,400
Senior notes, end of period (000’s)	—	—	—	—	—	$20,000
Per common share amount of senior
notes outstanding, end of period	—	—	—	—	—	$2.88
Per common share amount of net assets,
excluding senior notes, end of period	$22.40	$23.89	$21.23	$31.08	$28.12	$29.64
Asset coverage, per $1,000 of principal
amount of senior notes and credit
facility borrowings(7)	$4,030	$4,282	$3,957	$6,095	$6,227	$6,111
Asset coverage ratio of senior notes and
credit facility borrowings(7)	403%	428%	396%	610%	623%	611%

(1)	Information presented relates to a share of common stock outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2016, 2015, 2014, 2013 and 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Not annualized for periods less than one full year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	Total investment return is calculated assuming a purchase of common stock at the beginning of period and a sale at net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(6)	Annualized for periods less than one full year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	49

Notes to Financial Statements (unaudited)
August 31, 2017

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

50	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Notes to Financial Statements (unaudited) (continued)

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of August 31, 2017. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,297,189,054	$—	$—	$2,297,189,054
Common Stock(a)	86,305,368	—	—	86,305,368
Preferred Stock(a)	14,533,600	—	23,674,990	38,208,590
Private Investment(a)	—	—	12,928,743	12,928,743
Short-Term Investment(b)	290,384	—	—	290,384
Total Assets	$2,398,318,406	$—	$36,603,733	$2,434,922,139
Liabilities
Interest Rate Swap Contracts	$—	$357,703	$—	$357,703

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$1,340,243,956	$—	$—	$1,340,243,956
Common Stock(a)	59,053,464	—	—	59,053,464
Preferred Stock(a)	7,381,500	—	13,331,464	20,712,964
Short-Term Investment(b)	138,513	—	—	138,513
Total Assets	$1,406,817,433	$—	$13,331,464	$1,420,148,897

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$183,561,482	$—	$—	$183,561,482
Master Limited Partnerships and Related Companies(a)	75,363,266	—	—	75,363,266
Preferred Stock(a)	4,458,500	—	2,293,725	6,752,225
Short-Term Investment(b)	135,898	—	—	135,898
Total Assets	$263,519,146	$—	$2,293,725	$265,812,871
Liabilities
Written Call Options	$73,133	$165,133	$—	$238,266

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$167,882,935	$—	$—	$167,882,935
Master Limited Partnerships and Related Companies(a)	67,119,064	—	—	67,119,064
Preferred Stock(a)	1,365,300	—	2,172,946	3,538,246
Short-Term Investment(b)	127,992	—	—	127,992
Total Assets	$236,495,291	$—	$2,172,946	$238,668,237
Liabilities
Written Call Options	$1,120,944	$347,644	$—	$1,468,588

Tortoise Capital Advisors	51

Notes to Financial Statements (unaudited) (continued)

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$105,513,539	$—	$105,513,539
Master Limited Partnerships and Related Companies(a)	56,778,420	—	—	56,778,420
Common Stock(a)	36,215,055	—	—	36,215,055
Preferred Stock(a)	3,138,616	—	1,833,457	4,972,073
Short-Term Investment(b)	129,904	—	—	129,904
Total Assets	$96,261,995	$105,513,539	$1,833,457	$203,608,991

Liabilities
Interest Rate Swap Contracts	$—	$59,635	$—	$59,635

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Funds utilize the beginning of reporting period method for determining transfers between levels. During the period ended August 31, 2017, Rice Midstream Partners LP common units held by TYG, NTG, TTP, NDP, and TPZ in the amount of $37,261,802, $21,904,472, $2,844,385, $2,865,468, and $2,019,828, respectively, were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Funds during the period ended August 31, 2017.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended August 31, 2017:

Preferred Stock	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$22,478,411	$12,657,666	$2,177,797	$2,063,121	$1,740,791
Purchases	—	—	—	—	—
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	1,196,579	673,798	115,928	109,825	92,666
Balance — end of period	$23,674,990	$13,331,464	$2,293,725	$2,172,946	$1,833,457

Warrants	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$14,662,641	$8,256,558	$1,420,555	$1,345,782	$1,135,487
Purchases	—	—	—	—	—
Return of capital	—	—	—	—	—
Sales	(15,779,244)	(8,885,319)	(1,528,735)	(1,448,266)	(1,221,957)
Total realized gains	12,633,897	7,114,164	1,224,001	1,159,579	978,372
Change in unrealized gains	(11,517,294)	(6,485,403)	(1,115,821)	(1,057,095)	(891,902)
Balance — end of period	$—	$—	$—	$—	$—

Private Investment	TYG	NTG	TTP	NDP	TPZ
Balance — beginning of period	$—	$—	$—	$—	$—
Purchases	12,928,743	—	—	—	—
Return of capital	—	—	—	—	—
Sales	—	—	—	—	—
Total realized gains	—	—	—	—	—
Change in unrealized gains	—	—	—	—	—
Balance — end of period	$12,928,743	$—	$—	$—	$—

	TYG	NTG	TTP	NDP	TPZ
Change in unrealized gains on
investments still held at August 31, 2017	$1,196,579	$673,798	$115,928	$109,825	$92,666

The Funds own units of preferred stock of Targa Resources Corp. that were issued in a private placement transaction that closed on March 16, 2016. The preferred stock provides the purchaser an option to convert into common stock after 12 years. In addition, the preferred stock can be repurchased by the issuer at a price of $1,100 per share after five years and $1,050 per share after six years. As part of the transaction, each Fund received two classes of warrants. On December 29, 2016 each fund exercised warrant shares in full in exchange for common shares of Targa Resources Corp.

52	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Notes to Financial Statements (unaudited) (continued)

A lattice model is being utilized to determine fair value of the preferred stock. The Funds estimate future volatility of the underlying common stock price and the discount rate to apply to expected future cash flows. Unobservable inputs used to determine the discount rate include an illiquidity spread due to the shares being issued in the private market and a seniority spread due to the purchased private preferred units being lower in the capital structure than the issuer’s public preferred stock. An increase (decrease) in the illiquidity spread or seniority spread would lead to a corresponding decrease (increase) in fair value of the preferred stock. An increase (decrease) in estimated future volatility would lead to a corresponding increase (decrease) in fair value of the preferred stock.

During the period ended August 31, 2017, TYG invested in Tortoise HoldCo II, LLC, a wholly-owned investment of TYG, which acquired an approximately 33 megawatt commercial and industrial solar portfolio from Kenyon Energy and its affiliate Sun Financial. As of August 31, 2017, TYG has committed a total of $34,700,000 of equity funding to Tortoise Holdco II, LLC, and approximately $21,800,000 remains to be funded. As of August 31, 2017, the purchase price of the recent transaction is being used to determine the fair value of the private investment. For future periods it is anticipated that the fair value of the investment will be determined based on a pricing model prepared by a third party service provider.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2017:

Assets at Fair Value	TYG	NTG	TTP	NDP	TPZ
Preferred Stock	$23,674,990	$13,331,464	$2,293,725	$2,172,946	$1,833,457
Private Investment	$12,928,743	$—	$—	$—	$—

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock	Lattice model	Illiquidity spread	1.25%
Preferred Stock	Lattice model	Seniority spread	0.25%
Private Investment	Recent transaction	Purchase price	$12,928,743

C. Securities Transactions and Investment Income
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Subsequent to November 30, 2016, the Funds reallocated the amount of investment income and return of capital they recognized for the period from December 1, 2015 through November 30, 2016 based on the 2016 tax reporting information received. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(18,247,941)	$(0.370)	$15,743,255	$0.319	$2,504,686	$0.051
After-tax	$(11,496,203)	$(0.233)	$9,918,250	$0.201	$1,577,953	$0.032
NTG
Pre-tax	$(3,490,318)	$(0.074)	$3,339,710	$0.071	$150,608	$0.003
After-tax	$(2,207,277)	$(0.047)	$2,112,033	$0.045	$95,244	$0.002
TTP	$(83,274)	$(0.008)	$79,038	$0.008	$4,236	$0.000
NDP	$95,499	$0.007	$(88,032)	$(0.006)	$(7,467)	$(0.001)
TPZ	$(225,224)	$(0.032)	$216,014	$0.031	$9,210	$0.001

Subsequent to the period ended February 28, 2017, the Funds reallocated the amount of investment income and return of capital they recognized in the current fiscal year based on their revised 2017 estimates, after considering the final allocations for 2016. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$(1,944,355)	$(0.039)	$1,702,133	$0.034	$242,222	$0.005
After-tax	$(1,224,944)	$(0.025)	$1,072,344	$0.022	$152,600	$0.003
NTG
Pre-tax	$236,618	$0.005	$(230,444)	$(0.005)	$(6,174)	$(0.000)
After-tax	$149,638	$0.003	$(145,733)	$(0.003)	$(3,905)	$(0.000)
TTP	$20,893	$0.002	$(20,893)	$(0.002)	$—	$—
NDP	$112,322	$0.008	$(112,322)	$(0.008)	$—	$—
TPZ	$16,468	$0.002	$(7,762)	$(0.001)	$(8,706)	$(0.001)

Tortoise Capital Advisors	53

Notes to Financial Statements (unaudited) (continued)

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
Each of TYG and NTG, as corporations, are obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. Each of TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statements of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of August 31, 2017, the Funds had no uncertain tax positions and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2013 through 2016

NTG — November 30, 2010 through 2016

TTP, NDP and TPZ — November 30, 2013 through 2016

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2016 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ*
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	86%	100%	—	—	39%	39%	—	11%
Ordinary dividend income	—	—	—	—	58%	58%	—	80%
Return of capital	14%	—	100%	100%	—	—	100%	—
Long-term capital gain	—	—	—	—	3%	3%	—	9%

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

54	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Notes to Financial Statements (unaudited) (continued)

The tax character of distributions paid to common and preferred stockholders for the current year will be determined subsequent to November 30, 2017.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $80,986 related to the issuance of common stock were recorded to additional paid-in capital during the period ended August 31, 2017.

There were no offering or debt issuance costs recorded during the period ended August 31, 2017, for NTG, TTP, NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TYG, NTG, TTP and NDP seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest – Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for fiscal years beginning on or after December 15, 2015 and interim periods within these fiscal years, and must be applied retrospectively. The funds adopted ASU 2015-03 during the period ended February 28, 2017. For TYG, NTG and TTP, accrued deferred debt issuance and offering costs related to senior notes were reclassified from “Prepaid expenses and other assets” to “Senior notes, net” and accrued deferred offering costs related to mandatory redeemable preferred stock were reclassified from “Prepaid expenses and other assets” to “Mandatory redeemable preferred stock, net” on the Statements of Assets & Liabilities. There was no impact to the financial statements related to the adoption of ASU 2015-03 for NDP and TPZ.

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The funds adopted the amendments to Regulation S-X during the period ended August 31, 2017. For TTP and NDP, the notional value of options written is disclosed in the Schedule of Options Written. There was no impact to the financial statements related to the adoption of the amendments to Regulation S-X for TYG, NTG, or TPZ.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

Tortoise Capital Advisors	55

Notes to Financial Statements (unaudited) (continued)

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of August 31, 2017 are as follows:

TYG — 0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG — 0.95%.

TTP — 1.10%, less a fee waiver of 0.05% during calendar year 2016.

NDP — 1.10%, less a fee waiver of 0.10% during calendar year 2016.

TPZ — 0.95%.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of August 31, 2017 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$878,196	$23,862,024
Capital loss carryforwards	—	—
AMT credit	—	2,523,836
	878,196	26,385,860
Deferred tax liabilities:
Basis reduction of investment in MLPs	275,195,976	137,105,203
Net unrealized gains on investment securities	131,095,739	40,309,343
	406,291,715	177,414,546
Total net deferred tax liability	$405,413,519	$151,028,686

At August 31, 2017, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized and unrealized gains (losses) on investments for the period ended August 31, 2017, as follows:

	TYG	NTG
Application of statutory income tax rate	$(14,116,392)	$(12,072,157)
State income taxes, net of federal tax effect	(806,650)	(607,058)
Permanent differences	1,625,919	1,190,718
Rate change adjustments	1,773,908	1,270,762
Total income tax (benefit)	$(11,523,215)	$(10,217,735)

56	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Notes to Financial Statements (unaudited) (continued)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the period, each of TYG and NTG re-evaluated its blended state income tax rate, increasing the overall rate from 36.85% to 37.00% and from 36.59% to 36.76%, respectively, due to anticipated state apportionment of income and gains.

For the period ended August 31, 2017, the components of income tax expense for TYG and NTG include the following:

	TYG	NTG
Current state tax expense	$34,804,548	$161,627
Deferred tax benefit
Federal	(43,823,560)	(9,882,418)
State (net of federal tax effect)	(2,504,203)	(496,944)
Total deferred tax (benefit)	(46,267,763)	(10,379,362)
Total income tax (benefit)	$(11,523,215)	$(10,217,735)

TYG acquired all of the net assets of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2016, TYG and NTG had net operating losses for federal income tax purposes of approximately $3,866,000 (from TYN) and $62,852,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2033 through 2035 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2016, NTG had capital loss carryforward of $47,721,000 which may be carried forward for 5 years. If not utilized, these capital losses will expire in the year ending November 30, 2021. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The amount of deferred tax asset for net operating losses includes amounts for the period from December 1, 2016 through August 31, 2017. As of November 30, 2016, NTG had $2,523,836 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences, if any, may result in reclassifications of undistributed (accumulated) net investment income (loss), undistributed (accumulated) net realized gain (loss) and additional paid-in capital.

As of November 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation	$1,163,740		$1,015,411		$36,601,033
Undistributed ordinary income	485,611		—		—
Undistributed long-term capital gain	—		—		917
Capital loss carryforwards	—		(40,731,361)		—
Qualified late year ordinary losses	—		(1,417,779)	(1)	—
Other temporary differences	(2,095,433)	(2)	(3,908,007)	(2)	(18,441)
Accumulated earnings (deficit)	$(446,082)		$(45,041,736)		$36,583,509

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2016, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

As of November 30, 2016, NDP had a short-term capital loss carryforward of approximately $10,200,000 and a long-term capital loss carryforward of approximately $30,800,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

Tortoise Capital Advisors	57

Notes to Financial Statements (unaudited) (continued)

As of August 31, 2017, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,336,490,729	$937,519,551	$285,192,858	$291,906,417	$178,667,467
Gross unrealized appreciation of investments	$1,106,778,855	$486,602,025	$17,211,345	$21,378,368	$30,384,576
Gross unrealized depreciation of investments	(8,705,148)	(3,972,679)	(36,829,598)	(76,085,136)	(5,502,687)
Net unrealized appreciation (depreciation) of investments	$1,098,073,707	$482,629,346	$(19,618,253)	$(54,706,768)	$24,881,889

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at August 31, 2017.

TYG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	21,758	03/16/16	$19,265,393	$23,674,990	1.8%
Tortoise HoldCo II, LLC	Private Investment	N/A	08/18/17-08/23/17	12,928,743	12,928,743	1.0
				$32,194,136	$36,603,733	2.8%

NTG:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	12,252	03/16/16	$10,848,405	$13,331,464	1.6%

TTP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	2,108	03/16/16	$1,866,506	$2,293,725	1.2%

NDP:
						Fair Value
	Investment					as Percent
Investment Security	Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Targa Resources Corp.,
9.500%	Preferred Stock	1,997	03/16/16	$1,768,223	$2,172,946	1.3%

TPZ:
						Fair Value
	Investment	Principal				as Percent
Investment Security	Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Blue Racer Midstream, LLC,
6.125%, 11/15/2022*	Corporate Bond	$4,000,000	06/23/16-07/29/16	$3,810,000	$4,110,000	2.6%
DCP Midstream LLC,
9.750%, 03/15/2019*	Corporate Bond	$4,000,000	08/07/09-08/16/12	3,674,870	4,395,000	2.8
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	Corporate Bond	$3,000,000	11/30/11	3,180,330	3,362,238	2.2
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	Corporate Bond	$2,000,000	11/18/11-12/05/11	2,074,420	2,268,144	1.4
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	Corporate Bond	$1,500,000	07/08/10-01/04/11	1,551,220	1,622,430	1.0
Gibson Energy Inc.,
6.750%, 07/15/2021*	Corporate Bond	$4,500,000	06/26/13-07/01/13	4,459,760	4,657,500	3.0
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	Corporate Bond	$2,000,000	09/09/09-03/02/10	2,061,010	2,142,500	1.4

58	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Notes to Financial Statements (unaudited) (continued)

						Fair Value
	Investment	Principal				as Percent
Investment Security	Type	Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Pattern Energy Group Inc.,
5.875%, 02/01/2024*	Corporate Bond	$1,000,000	01/20/17-01/24/17	$1,011,875	$1,047,500	0.7%
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	Corporate Bond	$4,000,000	08/03/15	4,130,000	4,135,000	2.7
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	Corporate Bond	$1,500,000	09/17/12	1,616,250	1,605,782	1.0
SemGroup Corp.,
6.375%, 03/15/2025*	Corporate Bond	$6,000,000	03/08/17	5,939,010	5,910,000	3.8
Southern Star Central Corp.,
5.125%, 07/15/2022*	Corporate Bond	$3,000,000	06/17/14	3,041,250	3,075,000	2.0
Targa Resources Corp.,
9.500%	Preferred Stock	1,685	03/16/16	1,491,965	1,833,457	1.2
				$38,041,960	$40,164,551	25.8%

* Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the period ended August 31, 2017, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$387,740,219	$238,339,085	$35,843,346	$96,028,491	$42,977,730
Sales	$395,114,202	$237,708,055	$40,272,977	$99,155,686	$45,052,795

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of August 31, 2017 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the following tables are Level 2 valuations within the fair value hierarchy.

TYG:
					Notional	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series M	September 27, 2017	2.75%		Semi-Annual	$13,000,000	$13,158,098
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,145,937
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,163,756
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	12,838,410
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,218,889
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,508,073
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,344,986
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,626,785
Series LL	June 14, 2020	2.44%	(1)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,743,897
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,688,737

Tortoise Capital Advisors	59

Notes to Financial Statements (unaudited) (continued)

TYG:
Series	Maturity Date	Interest Rate		Payment Frequency	Notional Amount	Estimated Fair Value
Series R	January 22, 2022	3.77%		Semi-Annual	$25,000,000	$26,085,075
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	14,038,336
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,211,102
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,541,219
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,568,165
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	13,145,072
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,759,079
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,484,404
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,728,665
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,284,142
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,297,909
Series MM	June 14, 2025	2.49%	(2)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	30,298,115
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,323,776
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	30,544,193
					$412,500,000	$425,746,820

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from June 14, 2017 through September 13, 2017. The weighted-average interest rate for the period from December 1, 2016 through August 31, 2017 was 2.29%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from June 14, 2017 through September 13, 2017. The weighted-average interest rate for the period from December 1, 2016 through August 31, 2017 was 2.34%.

TYG’s Series G Notes with a notional amount of $30,000,000 and a fixed interest rate of 5.85% were paid in full upon maturity on December 21, 2016.

NTG:
Series	Maturity Date	Interest Rate		Payment Frequency	Notional Amount	Estimated Fair Value
Series C	December 15, 2017	3.73%		Quarterly	$57,000,000	$57,695,055
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,132,617
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,163,756
Series K	September 9, 2019	2.52%	(1)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	118,722,201
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,459,111
Series L	April 17, 2021	2.75%	(2)	Quarterly	20,000,000	20,000,000
Series M	April 17, 2021	3.06%		Semi-Annual	10,000,000	10,234,329
					$284,000,000	$293,407,069

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from June 9, 2017 through September 10, 2017. The weighted-average rate for the period from December 1, 2016 through August 31, 2017 was 2.38%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.45%. The current rate is effective for the period from July 17, 2017 through October 16, 2017. The weighted-average rate for the period from December 1, 2016 through August 31, 2017 was 2.54%.

TTP:
Series	Maturity Date	Interest Rate		Payment Frequency	Notional Amount	Estimated Fair Value
Series C	December 15, 2018	3.49%		Quarterly	$6,000,000	$6,127,681
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,103,879
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,967,105
Series G	December 12, 2022	2.28%	(1)	Quarterly	6,000,000	6,000,000
					$34,000,000	$35,198,665

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from June 12, 2017 September 11, 2017. The weighted-average interest rate for the period from December 1, 2016 through August 31, 2017 was 2.14%.

60	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Notes to Financial Statements (unaudited) (continued)

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at August 31, 2017. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2017, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of August 31, 2017 is included below. The estimated fair value of each series of TYG, NTG and TTP MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair values of each series of the TYG, NTG and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 16,500,000 shares of MRP Stock outstanding at August 31, 2017. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The TYG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series D	December 17, 2021	4.01%	8,500,000	$85,000,000	$87,556,662
Series E	December 17, 2024	4.34%	8,000,000	80,000,000	83,918,390
			16,500,000	$165,000,000	$171,475,052

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 4,400,000 shares of MRP Stock outstanding at August 31, 2017. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series B	December 15, 2017	4.33%	2,600,000	$65,000,000	$65,863,835
Series C	December 8, 2020	3.73%	200,000	5,000,000	5,095,721
Series D	December 8, 2022	4.19%	1,600,000	40,000,000	41,490,550
			4,400,000	$110,000,000	$112,450,106

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at August 31, 2017. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,396,372

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

Tortoise Capital Advisors	61

Notes to Financial Statements (unaudited) (continued)

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the period from December 1, 2016 through August 31, 2017, as well as the principal balance and interest rate in effect at August 31, 2017 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.	Scotia Bank, N.A.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit	revolving credit
Type of facility	facility	facility	facility	facility	facility	facility
Borrowing capacity	$130,000,000	$90,000,000	$97,000,000	$35,000,000	$80,000,000	$60,000,000
				364-day rolling	179-day rolling	179-day rolling
Maturity date	June 12, 2019	June 22, 2018	June 12, 2019	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%-0.25%(1)	0.15%(2)	0.15%-0.25%(3)	0.15%	0.20%(4)	0.20%(5)
For the period ended August 31, 2017:
Average principal balance	$67,800,000	$63,000,000	$51,200,000	$16,300,000(6)	$63,400,000	$50,700,000
Average interest rate	2.18%	2.18%	2.18%	2.11%(6)	1.78%	1.78%
As of August 31, 2017:
Principal balance outstanding	$59,500,000	$63,000,000	$45,300,000	$18,000,000	$64,700,000	$51,400,000
Interest rate	2.43%	2.43%	2.43%	2.36%	2.03%	2.03%

(1)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $65,000,000 and 0.15% when the outstanding balance is at least $65,000,000, but below $91,000,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $91,000,000.
(2)	Non-usage fee is waived if the outstanding balance on the facility is at least $63,000,000.
(3)	Non-use fees are equal to a rate of 0.25% when the outstanding balance is below $48,500,000 and 0.15% when the outstanding balance is at least $48,500,000, but below $67,900,000. The outstanding balance will not be subject to the non-use fee when the amount outstanding is at least $67,900,000.
(4)	Non-usage fee is waived if the outstanding balance on the facility is at least $56,000,000.
(5)	Non-usage fee is waived if the outstanding balance on the facility is at least $42,000,000.
(6)	For the period from June 30, 2015 through June 30, 2017 TTP’s credit facility allowed for interest rates to be fixed at 2.03% on $7,000,000 of outstanding principal balance.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2017, each Fund was in compliance with credit facility terms.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount ($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

62	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Notes to Financial Statements (unaudited) (continued)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the period from December 1, 2016 through August 31, 2017 was approximately $15,000,000 and $20,800,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at August 31, 2017:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$27,394	$(27,394)	$—	$—	$—	$—

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$357,703	$—	$357,703	$—	$—	$357,703
TPZ: Interest Rate Swap Contracts	$87,029	$(27,394)	$59,635	$—	$—	$59,635

Written Call Options

Transactions in written option contracts for TYG, NTG, TTP and NDP for the period from December 1, 2016 through August 31, 2017, are as follows:

	TYG		NTG
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	—	$—	—	$—
Options written	19,366	892,865	12,353	539,616
Options closed*	—	—	—	—
Options exercised	(5,548)	(316,900)	(3,350)	(186,846)
Options expired	(13,818)	(575,965)	(9,003)	(352,770)
Options outstanding at August 31, 2017	—	$—	—	$—

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2016	5,857	$462,996	36,989	$2,153,562
Options written	51,324	3,503,004	400,822	17,400,552
Options closed*	(50,769)	(3,558,604)	(357,389)	(16,218,565)
Options exercised	(706)	(69,210)	(13,056)	(484,917)
Options expired	—	—	(18,900)	(970,995)
Options outstanding at August 31, 2017	5,706	$338,186	48,466	$1,879,637

*	The aggregate cost of closing written option contracts was $0 for TYG, $0 for NTG, $1,132,514 for TTP and $3,649,147 for NDP, resulting in net realized gains of $0, $0, $2,426,090 and $12,569,418 for TYG, NTG, TTP and NDP, respectively.

Tortoise Capital Advisors	63

Notes to Financial Statements (unaudited) (continued)

The following table presents the types and fair value of derivatives by location as presented on the Statements of Assets & Liabilities at August 31, 2017:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$357,703
TTP: Written equity call options	Options written, at fair value	$238,266
NDP: Written equity call options	Options written, at fair value	$1,468,588
TPZ: Interest rate swap contracts	Interest rate swap contracts	$59,635

The following table presents the effect of derivatives on the Statements of Operations for the period ended August 31, 2017:

			Net Unrealized
Derivatives not accounted for as	Location of Gains	Net Realized Gain	Appreciation
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	of Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(151,376)	$7,348
TYG: Written equity call options	Options	$575,965	$—
NTG: Written equity call options	Options	$352,770	$—
TTP: Written equity call options	Options	$2,426,090	$1,095,281
NDP: Written equity call options	Options	$13,540,413	$6,571,888
TPZ: Interest rate swap contracts	Interest rate swaps	$(122,239)	$93,673

12. Subsequent Events

TYG:
On September 25, 2017, TYG issued $25,000,000 of Series PP Notes which carry a fixed interest rate of 3.33% and mature on September 25, 2027.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TTP:
TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On September 29, 2017, TPZ paid a distribution in the amount of $0.125 per common share, for a total of $868,917. Of this total, the dividend reinvestment amounted to $12,556.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

64	Tortoise Capital Advisors

2017 3rd Quarter Report | August 31, 2017

Additional Information (unaudited)

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2016 through August 31, 2017, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$157,750	$124,000	$61,000	$61,000	$48,250

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2017 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Tortoise Capital Advisors	65

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com